EXHIBIT 99.1

The aggregate principal balance of the Mortgage Loans is expected to equal approximately $1,200,000,004.

The Group I Mortgage Loans have original terms to maturity ranging from 180 months to 360 months and a Cut-off Date Principal Balance of approximately $624,031,176 The Group II Mortgage Loans have original terms to maturity ranging from 180 months to 360 months and a Cut-off Date Principal Balance of approximately $575,968,828.

All of the Mortgage Loans will be secured by first or second mortgages or deeds of trust or other similar security instruments (each, a “Mortgage”). The Mortgages create first or second liens on one- to four-family residential properties consisting of attached or detached one- to four-family dwelling units, individual condominium units and planned unit developments (each, a “Mortgaged Property”). The Group I Mortgage Loans consist of approximately 3,139 Mortgage Loans, all of which are secured by first or second lien Mortgages. Approximately 98.77% of the Group I Mortgage Loans are secured by first Mortgages and approximately 1.23% of the Group I Mortgage Loans are secured by second Mortgages. The Group II Mortgage Loans consist of approximately 2,038 Mortgage Loans, all of which are secured by first or second lien Mortgages. Approximately 95.97% of the Group II Mortgage Loans are secured by first Mortgages and approximately 4.03% of the Group II Mortgage Loans are secured by second Mortgages.

Each Mortgage Loan will accrue interest at the adjustable-rate or fixed-rate calculated as specified under the terms of the related mortgage note (each such rate, a “Mortgage Rate”). Approximately 88.36% of the Group I Mortgage Loans are adjustable-rate Mortgage Loans (the “Adjustable-Rate Group I Mortgage Loans”) and approximately 11.64% of the Group I Mortgage Loans are fixed-rate Mortgage Loans (the “Fixed-Rate Group I Mortgage Loans”). Approximately 87.96% of the Group II Mortgage Loans are adjustable-rate Mortgage Loans (the “Adjustable-Rate Group II Mortgage Loans”) and approximately 12.04% of the Group II Mortgage Loans are fixed-rate Mortgage Loans (the “Fixed-Rate Group II Mortgage Loans”).

Each of the fixed-rate Mortgage Loans has a Mortgage Rate that is fixed for the life of such Mortgage Loan.

Each adjustable-rate Mortgage Loan accrues interest at a Mortgage Rate that is adjustable. Generally, the adjustable-rate Mortgage Loans provide for semi-annual adjustment to the Mortgage Rate thereon and for corresponding adjustments to the monthly payment amount due thereon, in each case on each adjustment date applicable thereto (each such date, an “Adjustment Date”); provided, that the first adjustment for the Adjustable-Rate Group I Mortgage Loans will occur after an period of two years, in the case of approximately 87.80% of the Adjustable-Rate Group I Mortgage Loans; three years, in the case of approximately 4.16% of the Adjustable-Rate Group I Mortgage Loans; five years, in the case of approximately 8.03% of the Adjustable-Rate Group I Mortgage Loans; that the first adjustment for the Adjustable-Rate Group II Mortgage Loans will occur after an period of two years, in the case of approximately 84.40% of the Adjustable-Rate Group II Mortgage Loans; three years, in the case of approximately 2.87% of the Adjustable-Rate Group II Mortgage Loans; five years, in the case of approximately 12.72% of the Adjustable-Rate Group II Mortgage Loans (any adjustable-rate Mortgage Loan having such a delayed first adjustment feature, a “Delayed First Adjustment Mortgage Loan”). On each Adjustment Date for each adjustable-rate Mortgage Loan, the Mortgage Rate thereon will be adjusted to equal the sum, rounded to the nearest or next highest multiple of 0.125%, of Six-Month LIBOR (as defined below) and a fixed percentage amount (the “Gross Margin”). The Mortgage Rate on each adjustable-rate Mortgage Loan will not increase or decrease by more than a stated percentage (1.000% per annum to 3.000% per annum, as specified in the related mortgage note) on the first related Adjustment Date (the “Initial Periodic Rate Cap”) and will not increase or decrease by more than a stated percentage (1.000% per annum to 2.000% per annum, as specified in the related mortgage note) on any Adjustment Date thereafter (the “Subsequent Periodic Rate Cap”). The Adjustable-Rate Group I Mortgage Loans have a weighted average Initial Periodic Rate Cap of approximately 2.914% per annum and a weighted average Subsequent Periodic Rate Cap of approximately 1.022% per annum and the Adjustable-Rate Group II Mortgage Loans have a weighted average Initial Periodic Rate Cap of approximately 2.867% per annum and a weighted average Subsequent Periodic Rate Cap of approximately 1.034% per annum. Each Mortgage Rate on each adjustable-rate Mortgage Loan will not exceed a specified maximum Mortgage Rate over the life of such Mortgage Loan (the “Maximum Mortgage Rate”) or be less than a specified minimum Mortgage Rate over the life of such Mortgage Loan (the “Minimum Mortgage Rate”). Effective with the first monthly payment due on each adjustable-rate Mortgage Loan after each related Adjustment Date, the monthly payment amount will be adjusted to an amount that will amortize fully the outstanding Principal Balance of the related Mortgage Loan over its remaining term, and pay interest at the Mortgage Rate as so adjusted. Due to the application of the Periodic Rate Caps and the Maximum Mortgage Rates, the Mortgage Rate on each such adjustable-rate Mortgage Loan, as adjusted on any related Adjustment Date, may be less than the sum of the Index and the related Gross Margin, rounded as described in this Exhibit 99.1.

Approximately 12.82% of the Group I Mortgage Loans and approximately 25.93% of the Group II Mortgage Loans (in each case, by aggregate principal balance of the Mortgage Loans in the related Loan Group as of the Cut-off Date) (the “Interest Only Mortgage Loans”) provide that for a period of 60 or 120 months after origination, the required monthly payments are limited to accrued interest (each, an “Interest Only Period”). At the end of the Interest Only Period, the monthly payments on each such Mortgage Loan will be recalculated to provide for amortization of the Principal Balance by the maturity date and payment of interest at the then-current Mortgage Rate.

Approximately 69.78% of the Group I Mortgage Loans and approximately 75.09% of the Group II Mortgage Loans provide for payment by the mortgagor of a prepayment charge in limited circumstances on certain prepayments. Generally, each such Mortgage Loan having a prepayment charge provision will provide for payment of a prepayment charge on certain partial prepayments and all prepayments in full made within a stated number of months that is between 0 and 36 months from the date of origination of such Mortgage Loan. The amount of the prepayment charge is provided in the related mortgage note and is generally equal to (i) six months’ interest on the amount prepaid in excess of 20% of the original principal balance of the related Mortgage Loan in any twelve-month period or (ii) 3% of the principal balance of the related Mortgage Loan at the time of prepayment during the first year, 2% of the principal balance of the related Mortgage Loan at the time of prepayment during the second year and 1% of the principal balance of the related Mortgage Loan at the time of prepayment during the third year. The holders of the Class P Certificates will be entitled to all prepayment charges received on the Mortgage Loans, and such amounts will not be available for distribution on the other classes of certificates. Under certain circumstances, as described in the Pooling Agreement, the Servicer may waive the payment of any otherwise applicable prepayment charge. Investors should conduct their own analysis of the effect, if any, that the prepayment charges, and decisions by the Servicer with respect to the waiver thereof, may have on the prepayment performance of the Mortgage Loans. As of July 1, 2003, the Alternative Mortgage Parity Act of 1982 (the “Parity Act”), which regulates the ability of the Originator to impose prepayment charges, was amended, and as a result, the Originator will be required to comply with state and local laws in originating mortgage loans with prepayment charge provisions after July 1, 2003. The Depositor makes no representations as to the effect that the prepayment charges, decisions by the Servicer with respect to the waiver thereof and the recent amendment of the Parity Act, may have on the prepayment performance of the Mortgage Loans. See “Certain Legal Aspects of Mortgage Loans-Enforceability of Certain Provisions-Prepayment Penalties” in the prospectus.

With respect to approximately 0.14% of the Group I Mortgage Loans and approximately 0.03% of the Group II Mortgage Loans (in each case, by aggregate principal balance of the Mortgage Loans in the related Loan Group as of the Cut-off Date) (the “Rate Reduction Mortgage Loans”), if the related borrower makes twenty-four consecutive on-time payments prior to the fourth annual anniversary of the first monthly payment due date and has not had more than one monthly payment that was not an on-time payment, the related Mortgage Rate will be reduced by 1.00%. An on-time payment is defined as one made before the next scheduled payment is due. Any Mortgage Rate reduction earned will be maintained for the life of the loan.

Mortgage Loans Statistics

The following statistical information, unless otherwise specified, is based upon percentages of the Principal Balances of the Mortgage Loans as of the Cut-off Date.

Approximately 48.72% of the Mortgage Loans had loan-to-value ratios at origination in excess of 80.00%. Approximately 21.44% of the Mortgage Loans had a loan-to-value ratio at origination in excess of 90.00% and the weighted average loan-to-value ratio of the Mortgage Loans at origination was approximately 82.03%. There can be no assurance that the loan-to-value ratio of any Mortgage Loan determined at any time after origination is less than or equal to its original loan-to-value ratio. Additionally, the Originator’s determination of the value of a Mortgaged Property used in the calculation of the loan-to-value ratios of the Mortgage Loans may differ from the appraised value of such Mortgaged Property or the actual value of such Mortgaged Property.

Substantially all of the Mortgage Loans have a due date of the first day of the month (the “Due Date”).

The weighted average remaining term to maturity of the Mortgage Loans is approximately 358 months as of the Cut-off Date. None of the Mortgage Loans had a first Due Date prior to January 1, 2006 or after May 1, 2007 or will have a remaining term to maturity of less than 176 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Mortgage Loan is April 1, 2037.

The average Principal Balance of the Mortgage Loans at origination was approximately $231,973. The average Principal Balance of the Mortgage Loans as of the Cut-off Date was approximately $231,794. No Mortgage Loan had a Principal Balance as of the Cut-off Date of greater than approximately $1,600,000 or less than approximately $16,012.

The Mortgage Loans had Mortgage Rates as of the Cut-off Date of not less than 5.000% per annum and not more than 14.850% per annum and the weighted average Mortgage Rate was approximately 8.454% per annum. As of the Cut-off Date, the adjustable-rate Mortgage Loans had Gross Margins ranging from 2.750% to 9.490%, Minimum Mortgage Rates ranging from 2.750% per annum to 12.300% per annum and Maximum Mortgage Rates ranging from 8.700% per annum to 19.650% per annum. As of the Cut-off Date, the adjustable-rate Mortgage Loans had a weighted average Gross Margin of approximately 5.962% per annum, a weighted average Minimum Mortgage Rate of approximately 6.130% per annum and a weighted average Maximum Mortgage Rate of approximately 14.348% per annum. The latest next Adjustment Date following the Cut-off Date on any adjustable-rate Mortgage Loan occurs in April 1, 2022, and the weighted average time until the next Adjustment Date for the adjustable-rate Mortgage Loans following the Cut-off Date is approximately 26 months.

The Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):

Cut-off Date Principal Balances of the Mortgage Loans(1)

Principal Balance ($)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Mortgage Rate	Weighted Average Stated Remaining Term (months)	Weighted Average Original LTV	Non-Zero Weighted Average FICO
0.01-50,000.00	394	$13,992,541.83	1.17%	12.249%	356	98.69%	632
50,000.01-100,000.00	609	46,339,791.35	3.86	10.754	357	85.38	625
100,000.01-150,000.00	1,006	125,923,886.00	10.49	9.368	358	81.09	598
150,000.01-200,000.00	806	140,782,729.20	11.73	8.791	358	79.15	598
200,000.01-250,000.00	599	134,218,430.41	11.18	8.466	357	80.71	604
250,000.01-300,000.00	446	122,258,442.72	10.19	8.279	358	80.55	610
300,000.01-350,000.00	342	111,422,246.26	9.29	8.095	358	83.02	614
350,000.01-400,000.00	244	91,462,713.55	7.62	7.895	358	82.78	619
400,000.01-450,000.00	190	80,641,245.64	6.72	8.014	358	82.59	616
450,000.01-500,000.00	149	70,823,049.28	5.90	7.765	358	84.20	631
500,000.01-550,000.00	109	57,157,191.10	4.76	7.788	358	86.26	636
550,000.01-600,000.00	78	44,453,108.95	3.70	8.177	358	86.12	624
600,000.01-650,000.00	54	33,759,471.39	2.81	8.011	358	84.26	625
650,000.01-700,000.00	41	27,759,809.68	2.31	8.109	358	85.54	634
700,000.01-750,000.00	30	21,767,634.10	1.81	7.994	358	79.93	616
750,000.01-800,000.00	21	16,404,491.81	1.37	8.296	358	83.84	620
800,000.01-850,000.00	15	12,381,664.43	1.03	7.988	358	80.64	622
850,000.01-900,000.00	6	5,293,398.39	0.44	7.986	357	73.29	628
900,000.01-950,000.00	1	914,200.00	0.08	8.550	360	70.00	581
950,000.01-1,000,000.00	12	11,722,790.95	0.98	8.031	358	76.77	647
1,000,000.01+	25	30,521,166.62	2.54	7.584	358	71.47	635
Total	5,177	$1,200,000,003.66	100.00%	8.454%	358	82.03%	614
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(1) The average Cut-off Date Principal Balance of the Mortgage Loans was approximately $231,794.

Credit Scores for the Mortgage Loans(1)

Credit Score	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Mortgage Rate	Weighted Average Stated Remaining Term (months)	Weighted Average Original LTV	Non-Zero Weighted Average FICO
Less than or equal to 500	10	$2,097,903.51	0.17%	9.324%	358	73.07%	500
501-520	269	57,917,523.49	4.83	9.460	358	72.81	511
521-540	271	63,381,478.69	5.28	9.397	358	74.31	530
541-560	346	81,283,172.23	6.77	9.009	358	74.24	550
561-580	476	110,788,401.62	9.23	8.566	358	78.18	571
581-600	821	163,608,577.62	13.63	8.537	357	82.02	590
601-620	765	170,029,797.73	14.17	8.482	358	82.06	610
621-640	731	171,929,540.61	14.33	8.246	358	84.76	630
641-660	618	156,063,036.00	13.01	8.083	358	86.14	650
661-680	338	86,981,625.26	7.25	8.029	358	86.67	670
681-700	202	54,250,554.22	4.52	7.938	358	84.79	689
701-760	257	66,054,750.60	5.50	7.871	358	88.90	724
761+	49	11,099,156.51	0.92	8.189	359	87.33	780
None	24	4,514,485.57	0.38	9.402	358	65.44	None
Total	5,177	$1,200,000,003.66	100.00%	8.454%	358	82.03%	614
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(1) The non-zero weighted average credit score of the Mortgage Loans that had credit scores was approximately 614.

Original Terms to Maturity of the Mortgage Loans(1)

Original Term (months)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Mortgage Rate	Weighted Average Stated Remaining Term (months)	Weighted Average Original LTV	Non-Zero Weighted Average FICO
180	9	$1,069,430.53	0.09%	9.050%	178	61.02%	617
240	5	490,782.21	0.04	8.920	239	74.92	629
360	5,163	1,198,439,790.92	99.87	8.453	358	82.06	614
Total	5,177	$1,200,000,003.66	100.00%	8.454%	358	82.03%	614
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(1) The weighted average original term to maturity of the Mortgage Loans was approximately 360 months.

Remaining Terms to Maturity of the Mortgage Loans(1)

Remaining Term (months)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Mortgage Rate	Weighted Average Stated Remaining Term (months)	Weighted Average Original LTV	Non-Zero Weighted Average FICO
121-180	9	$1,069,430.53	0.09%	9.050%	178	61.02%	617
181-240	5	490,782.21	0.04	8.920	239	74.92	629
301-360	5,163	1,198,439,790.92	99.87	8.453	358	82.06	614
Total	5,177	$1,200,000,003.66	100.00%	8.454%	358	82.03%	614
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(1) The weighted average remaining term to maturity of the Mortgage Loans was approximately 358 months.

Property Types of the Mortgage Loans

Property Type	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Mortgage Rate	Weighted Average Stated Remaining Term (months)	Weighted Average Original LTV	Non-Zero Weighted Average FICO
2-4 Units Attached	84	$32,077,879.24	2.67%	8.115%	358	80.57%	634
2-4 Units Detached	302	81,599,878.81	6.80	8.638	358	81.11	631
Condo Conversion Attached	8	1,552,096.47	0.13	8.243	358	90.25	662
Condo High-Rise Attached	21	9,132,217.62	0.76	8.608	358	80.00	641
Condo Low-Rise Attached	196	43,666,380.60	3.64	8.520	358	83.09	630
Condo Low-Rise Detached	2	418,364.50	0.03	6.866	358	95.89	679
Condotel Attached	3	1,342,913.04	0.11	6.458	358	88.72	742
PUD Attached(1)	73	14,758,950.27	1.23	8.470	358	82.36	616
PUD Detached(1)	539	128,913,361.57	10.74	8.578	358	85.08	611
Single Family Attached	122	21,117,050.46	1.76	8.723	357	80.47	611
Single Family Detached	3,827	865,420,911.08	72.12	8.423	358	81.69	611
Total	5,177	$1,200,000,003.66	100.00%	8.454%	358	82.03%	614
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(1) PUD refers to a home or “unit” in a Planned Unit Development.

Occupancy Status of the Mortgage Loans(1)

Occupancy Status	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Mortgage Rate	Weighted Average Stated Remaining Term (months)	Weighted Average Original LTV	Non-Zero Weighted Average FICO
Non-owner	592	$114,952,586.71	9.58%	9.150%	358	83.42%	641
Primary	4,512	1,062,818,895.23	88.57	8.375	358	81.93	611
Second Home	73	22,228,521.72	1.85	8.624	357	79.94	630
Total	5,177	$1,200,000,003.66	100.00%	8.454%	358	82.03%	614
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(1) Occupancy as represented by the mortgagor at the time of origination.

Purpose of the Mortgage Loans

Purpose	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Mortgage Rate	Weighted Average Stated Remaining Term (months)	Weighted Average Original LTV	Non-Zero Weighted Average FICO
Cash Out Refinance	2,813	$757,715,099.32	63.14%	8.247%	358	78.93%	605
Purchase	1,921	339,768,337.93	28.31	8.928	358	88.55	639
Rate/Term Refinance	443	102,516,566.41	8.54	8.416	358	83.34	604
Total	5,177	$1,200,000,003.66	100.00%	8.454%	358	82.03%	614

Original Loan-to-Value Ratios of the Mortgage Loans(1)(2)

Original Loan-to-Value Ratio (%)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Mortgage Rate	Weighted Average Stated Remaining Term (months)	Weighted Average Original LTV	Non-Zero Weighted Average FICO
0.01 - 49.99	122	$23,486,603.66	1.96%	8.197%	356	40.82%	580
50.00 - 54.99	77	17,445,328.85	1.45	8.167	355	52.41	591
55.00- 59.99	96	23,584,497.58	1.97	8.000	357	57.96	589
60.00- 64.99	163	43,651,601.57	3.64	7.949	358	62.32	590
65.00 - 69.99	272	72,573,751.19	6.05	8.264	358	67.13	581
70.00 - 74.99	277	76,436,625.72	6.37	8.141	358	71.84	591
75.00 - 79.99	410	108,807,648.86	9.07	8.287	358	76.86	592
80.00	1,058	249,396,448.85	20.78	8.332	358	80.00	615
80.01- 84.99	124	35,384,466.77	2.95	7.733	357	83.50	620
85.00- 89.99	417	114,031,511.13	9.50	8.243	357	86.32	614
90.00- 94.99	800	202,186,678.94	16.85	8.545	358	90.40	626
95.00- 99.99	527	117,743,993.49	9.81	8.888	358	95.13	626
100.00	834	115,270,847.05	9.61	9.411	358	100.00	661
Total	5,177	$1,200,000,003.66	100.00%	8.454%	358	82.03%	614
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(1) The weighted average original loan-to-value ratio of the Mortgage Loans as of the Cut-off Date was approximately 82.03%.
(2) For a description of the determination of loan-to-value ratio by the Originator see “The Originator and Sponsor” in this Exhibit 99.1.

Geographic Distribution of the Mortgaged Properties related to the Mortgage Loans(1)

Location	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Mortgage Rate	Weighted Average Stated Remaining Term (months)	Weighted Average Original LTV	Non-Zero Weighted Average FICO
Alabama	35	$4,662,424.93	0.39%	9.248%	359	85.86%	597
Alaska	4	1,851,547.10	0.15	7.363	358	76.92	612
Arizona	160	33,633,473.84	2.80	8.453	358	82.15	612
Arkansas	8	885,772.19	0.07	9.434	359	85.24	604
California	768	292,643,945.86	24.39	7.752	358	83.11	626
Colorado	98	19,666,705.76	1.64	8.551	358	86.71	618
Connecticut	92	17,878,154.92	1.49	8.778	358	82.39	611
Delaware	12	1,625,534.01	0.14	9.466	359	78.99	595
District of Columbia	12	3,046,537.82	0.25	8.269	358	72.98	602
Florida	650	132,929,920.60	11.08	8.709	358	79.65	613
Georgia	167	25,675,093.37	2.14	9.160	358	85.38	619
Hawaii	42	18,057,210.84	1.50	7.242	358	82.08	646
Idaho	28	5,857,579.41	0.49	8.476	358	77.85	594
Illinois	147	29,697,304.08	2.47	9.220	358	82.31	592
Indiana	47	5,649,800.36	0.47	9.685	358	90.78	620
Iowa	15	1,482,858.19	0.12	9.971	358	87.36	599
Kansas	12	1,499,655.90	0.12	10.041	359	91.20	620
Kentucky	34	5,473,931.81	0.46	8.883	359	86.32	598
Louisiana	38	6,421,219.82	0.54	9.036	358	85.43	599
Maine	39	6,678,388.76	0.56	8.906	358	77.34	608
Maryland	110	26,330,226.13	2.19	8.434	358	78.58	594
Massachusetts	186	54,296,116.52	4.52	8.321	358	78.10	617
Michigan	173	22,418,086.51	1.87	9.648	358	87.09	603
Minnesota	51	8,885,059.37	0.74	8.673	358	81.93	626
Mississippi	12	1,471,220.89	0.12	9.286	359	91.37	593
Missouri	55	6,624,657.32	0.55	9.625	356	84.34	601
Montana	3	700,087.91	0.06	8.584	359	79.37	654
Nebraska	5	580,345.86	0.05	9.162	359	93.70	636
Nevada	88	20,924,813.17	1.74	8.260	358	82.04	613
New Hampshire	36	7,975,545.48	0.66	8.363	358	82.11	635
New Jersey	244	68,849,477.92	5.74	8.775	358	78.77	605
New York	312	111,934,447.17	9.33	8.174	358	80.05	621
North Carolina	106	18,041,943.24	1.50	8.998	357	83.45	612
North Dakota	2	235,830.67	0.02	9.941	358	92.88	674
Ohio	110	13,358,623.90	1.11	9.698	358	87.03	611
Oklahoma	29	3,580,111.16	0.30	9.403	358	92.06	615
Oregon	71	17,370,947.99	1.45	8.145	358	79.82	605
Pennsylvania	165	26,219,612.56	2.18	8.978	358	83.82	600
Rhode Island	15	4,151,138.31	0.35	9.016	358	79.79	603
South Carolina	44	9,040,723.50	0.75	8.619	358	81.69	630
South Dakota	3	259,505.97	0.02	10.171	359	92.42	609
Tennessee	55	6,410,140.76	0.53	9.205	358	85.32	606
Texas	472	64,761,766.25	5.40	9.239	358	86.16	599
Utah	47	8,512,015.42	0.71	8.404	358	85.18	624
Vermont	17	3,158,294.84	0.26	8.837	358	73.96	603
Virginia	167	32,266,597.43	2.69	8.786	356	79.73	601
Washington	135	37,939,305.69	3.16	8.111	358	82.01	606
Wisconsin	48	6,516,566.67	0.54	9.306	358	86.32	608
Wyoming	8	1,869,735.48	0.16	9.294	359	81.07	615
Total	5,177	$1,200,000,003.66	100.00%	8.454%	358	82.03%	614
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(1) The greatest ZIP Code geographic concentration of Mortgage Loans was approximately 0.27% in the 11233 ZIP Code.

Documentation Levels of the Mortgage Loans(1)

Documentation Level	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Mortgage Rate	Weighted Average Stated Remaining Term (months)	Weighted Average Original LTV	Non-Zero Weighted Average FICO
Full Documentation	3,063	$624,306,008.95	52.03%	8.413%	358	83.16%	605
Lite Documentation	217	51,120,356.42	4.26	8.591	358	83.82	621
No Documentation	151	26,352,510.98	2.20	8.664	356	82.26	703
Stated Income Documentation	1,746	498,221,127.31	41.52	8.481	358	80.43	621
Total	5,177	$1,200,000,003.66	100.00%	8.454%	358	82.03%	614
___________________
(1) For a description of each Documentation Level, see “The Originator and Sponsor” in this Exhibit 99.1.

Current Mortgage Rates of the Mortgage Loans(1)

Current Mortgage Rate (%)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Mortgage Rate	Weighted Average Stated Remaining Term (months)	Weighted Average Original LTV	Non-Zero Weighted Average FICO
5.000-5.499	1	$235,240.42	0.02%	5.000%	357	65.00%	670
5.500-5.999	56	24,028,490.76	2.00	5.869	358	75.06	652
6.000-6.499	121	46,117,692.43	3.84	6.284	358	80.72	650
6.500-6.999	327	115,643,924.27	9.64	6.769	358	79.44	644
7.000-7.499	355	111,867,717.71	9.32	7.250	358	79.63	635
7.500-7.999	623	189,870,438.87	15.82	7.764	358	80.31	619
8.000-8.499	579	163,086,206.16	13.59	8.240	357	82.08	612
8.500-8.999	707	182,527,439.97	15.21	8.746	358	82.62	604
9.000-9.499	497	112,340,532.32	9.36	9.249	358	84.35	602
9.500-9.999	641	115,606,701.06	9.63	9.744	358	84.80	595
10.000-10.499	289	48,335,201.07	4.03	10.212	358	82.87	580
10.500-10.999	229	33,523,452.31	2.79	10.717	358	80.67	576
11.000-11.499	137	16,618,348.49	1.38	11.225	359	84.35	588
11.500-11.999	160	14,429,516.80	1.20	11.737	358	87.05	600
12.000-12.499	104	8,217,650.66	0.68	12.166	356	84.73	590
12.500-12.999	172	9,629,679.52	0.80	12.649	358	99.27	660
13.000-13.499	38	1,902,902.42	0.16	13.226	356	99.30	612
13.500-13.999	74	3,301,191.21	0.28	13.588	357	99.86	609
14.000-14.499	62	2,525,148.22	0.21	14.138	353	99.87	592
14.500-14.999	5	192,528.99	0.02	14.647	357	100.00	613
Total	5,177	$1,200,000,003.66	100.00%	8.454%	358	82.03%	614
___________________
(1) The weighted average current Mortgage Rate of the Mortgage Loans as of the Cut-off Date was approximately 8.454% per annum.

Gross Margins of the Adjustable-Rate Mortgage Loans(1)

Gross Margin (%)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Mortgage Rate	Weighted Average Stated Remaining Term (months)	Weighted Average Original LTV	Non-Zero Weighted Average FICO
2.500-2.999	94	$23,597,763.86	2.23%	7.774%	358	77.84%	705
3.000-3.499	4	1,051,773.01	0.10	6.739	357	77.26	704
3.500-3.999	3	623,405.63	0.06	7.651	359	80.00	682
4.000-4.499	4	1,177,938.27	0.11	7.979	359	77.77	646
4.500-4.999	10	2,393,672.38	0.23	7.678	358	79.07	617
5.000-5.499	120	24,978,210.68	2.36	8.941	358	83.53	605
5.500-5.999	573	178,345,682.94	16.86	7.793	357	79.03	612
6.000-6.499	2,899	735,053,490.32	69.48	8.393	358	83.33	616
6.500-6.999	214	54,794,503.36	5.18	9.130	358	74.60	562
7.000-7.499	113	25,339,438.51	2.40	9.438	358	75.17	578
7.500-7.999	36	8,724,887.70	0.82	9.069	356	77.75	568
8.000-8.499	6	1,751,082.52	0.17	9.266	357	78.59	576
9.000-9.499	1	166,200.95	0.02	9.990	356	90.00	660
Total	4,077	$1,057,998,050.13	100.00%	8.358%	358	81.76%	613
___________________
(1) The weighted average Gross Margin of the adjustable-rate Mortgage Loans as of the Cut-off Date was approximately 5.962% per annum.

Month of Next Rate Adjustment for the Adjustable-Rate Mortgage Loans(1)

Month of Next Rate Adjustment	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Mortgage Rate	Weighted Average Stated Remaining Term (months)	Weighted Average Original LTV	Non-Zero Weighted Average FICO
December 1, 2007	1	$158,027.58	0.01%	7.550%	344	88.89%	711
September 1, 2008	11	3,649,943.62	0.34	8.648	353	97.81	650
October 1, 2008	6	1,550,982.92	0.15	8.814	354	95.57	622
November 1, 2008	26	8,894,495.53	0.84	7.725	355	81.46	581
December 1, 2008	225	67,753,943.08	6.40	8.221	356	78.78	585
January 1, 2009	751	209,614,862.53	19.81	8.222	357	79.62	596
February 1, 2009	1,382	342,184,421.14	32.34	8.454	358	81.62	614
March 1, 2009	569	130,711,082.64	12.35	8.681	359	86.97	614
April 1, 2009	595	147,159,597.03	13.91	8.681	360	82.64	618
September 1, 2009	1	104,900.04	0.01	10.750	353	94.59	589
November 1, 2009	3	531,593.17	0.05	8.739	355	85.57	587
December 1, 2009	3	748,119.68	0.07	8.049	356	75.05	577
January 1, 2010	40	9,964,413.10	0.94	8.000	357	77.64	609
February 1, 2010	64	15,008,855.24	1.42	8.331	358	83.84	634
March 1, 2010	24	5,644,211.46	0.53	8.062	359	85.97	655
April 1, 2010	25	5,490,938.00	0.52	8.309	360	78.34	624
September 1, 2011	1	169,256.10	0.02	8.450	353	100.00	693
October 1, 2011	3	376,583.61	0.04	8.522	354	89.28	655
November 1, 2011	4	2,833,603.09	0.27	7.672	355	87.97	640
December 1, 2011	22	7,865,087.31	0.74	7.883	356	73.30	603
January 1, 2012	65	18,848,835.76	1.78	7.489	357	79.14	632
February 1, 2012	143	43,101,925.66	4.07	7.686	358	79.70	662
March 1, 2012	66	19,494,741.99	1.84	8.004	359	83.90	662
April 1, 2012	45	16,052,741.00	1.52	7.234	360	78.99	653
March 1, 2022	1	47,688.85	0.00	12.900	359	100.00	632
April 1, 2022	1	37,200.00	0.00	13.650	360	100.00	609
Total	4,077	$1,057,998,050.13	100.00%	8.358%	358	81.76%	613
___________________
(1) The weighted average time until the next Adjustment Date for the adjustable-rate Mortgage Loans as of the Cut-off Date was approximately 26 months.

Maximum Mortgage Rates of the Adjustable-Rate Mortgage Loans(1)

Maximum Mortgage Rate (%)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Mortgage Rate	Weighted Average Stated Remaining Term (months)	Weighted Average Original LTV	Non-Zero Weighted Average FICO
8.500-8.999	1	$202,694.50	0.02%	5.700%	360	68.71%	623
9.500-9.999	2	1,000,803.09	0.09	6.822	356	85.87	712
10.000-10.499	3	793,999.91	0.08	7.302	357	73.47	580
10.500-10.999	4	1,085,546.57	0.10	7.715	357	70.15	596
11.000-11.499	4	748,732.75	0.07	7.309	356	73.06	627
11.500-11.999	62	25,037,036.24	2.37	6.009	358	75.22	649
12.000-12.499	102	39,143,039.14	3.70	6.292	358	80.59	648
12.500-12.999	268	95,247,395.51	9.00	6.782	358	79.31	643
13.000-13.499	315	97,239,828.21	9.19	7.274	358	80.08	635
13.500-13.999	566	176,005,787.56	16.64	7.761	358	80.60	620
14.000-14.499	534	153,087,560.40	14.47	8.239	358	82.38	613
14.500-14.999	616	162,570,234.50	15.37	8.741	358	82.79	604
15.000-15.499	458	103,376,092.55	9.77	9.229	358	84.73	603
15.500-15.999	508	107,035,804.38	10.12	9.709	358	84.37	593
16.000-16.499	225	41,297,309.15	3.90	10.192	358	82.89	579
16.500-16.999	173	27,470,077.25	2.60	10.717	358	78.58	565
17.000-17.499	97	12,688,285.82	1.20	11.171	358	82.78	569
17.500-17.999	97	9,663,373.93	0.91	11.750	359	84.49	574
18.000-18.499	39	4,150,577.48	0.39	12.162	358	78.19	555
18.500-18.999	2	116,671.19	0.01	12.663	359	100.00	644
19.500-19.999	1	37,200.00	0.00	13.650	360	100.00	609
Total	4,077	$1,057,998,050.13	100.00%	8.358%	358	81.76%	613
___________________
(1) The weighted average Maximum Mortgage Rate of the adjustable-rate Mortgage Loans as of the Cut-off Date was approximately 14.348% per annum.

Minimum Mortgage Rates of the Adjustable-Rate Mortgage Loans(1)

Minimum Mortgage Rate (%)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Mortgage Rate	Weighted Average Stated Remaining Term (months)	Weighted Average Original LTV	Non-Zero Weighted Average FICO
2.500-2.999	92	$23,290,984.41	2.20%	7.765%	358	77.89%	705
3.000-3.499	3	635,523.01	0.06	6.978	358	78.73	736
3.500-3.999	3	623,405.63	0.06	7.651	359	80.00	682
4.000-4.499	4	1,177,938.27	0.11	7.979	359	77.77	646
4.500-4.999	8	1,547,118.39	0.15	7.610	358	72.40	617
5.000-5.499	111	22,831,963.01	2.16	9.044	358	83.28	602
5.500-5.999	484	150,191,729.42	14.20	7.738	357	77.87	613
6.000-6.499	2,801	712,547,461.04	67.35	8.385	358	83.37	616
6.500-6.999	197	51,908,824.14	4.91	8.967	358	74.11	566
7.000-7.499	105	24,944,558.76	2.36	9.090	358	75.15	588
7.500-7.999	61	17,724,951.17	1.68	7.843	356	82.48	607
8.000-8.499	46	16,055,903.57	1.52	8.276	356	83.34	609
8.500-8.999	52	13,174,204.15	1.25	8.714	356	82.14	581
9.000-9.499	36	7,748,834.87	0.73	9.294	356	85.94	605
9.500-9.999	37	8,018,670.46	0.76	9.719	357	82.24	578
10.000-10.499	17	2,871,929.04	0.27	10.223	357	82.68	551
10.500-10.999	15	1,969,550.13	0.19	10.760	356	79.27	548
11.000-11.499	2	317,595.55	0.03	11.062	356	90.89	628
11.500-11.999	2	312,612.65	0.03	11.792	358	68.79	562
12.000-12.499	1	104,292.46	0.01	12.300	353	95.00	559
Total	4,077	$1,057,998,050.13	100.00%	8.358%	358	81.76%	613
___________________
(1) The weighted average Minimum Mortgage Rate of the adjustable-rate Mortgage Loans as of the Cut-off Date was approximately 6.130% per annum.

Initial Periodic Rate Caps of the Adjustable-Rate Mortgage Loans(1)

Initial Periodic Rate Cap (%)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Mortgage Rate	Weighted Average Stated Remaining Term (months)	Weighted Average Original LTV	Non-Zero Weighted Average FICO
1.000	236	$57,399,640.44	5.43%	8.519%	360	81.00%	626
3.000	3,841	1,000,598,409.69	94.57	8.348	358	81.81	612
Total	4,077	$1,057,998,050.13	100.00%	8.358%	358	81.76%	613
___________________
(1) Relates solely to rate adjustments.

Subsequent Periodic Rate Caps of the Adjustable-Rate Mortgage Loans(1)

Subsequent Periodic Rate Cap (%)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Mortgage Rate	Weighted Average Stated Remaining Term (months)	Weighted Average Original LTV	Non-Zero Weighted Average FICO
1.000	3,839	$1,000,191,992.11	94.54%	8.348%	358	81.81%	613
1.500	237	57,650,606.21	5.45	8.521	360	80.98	626
2.000	1	155,451.81	0.01	8.500	359	85.00	601
Total	4,077	$1,057,998,050.13	100.00%	8.358%	358	81.76%	613
___________________
(1) Relates to all rate adjustments subsequent to rate adjustments.

Credit Grade of the Mortgage Loans

Credit Grade	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Mortgage Rate	Weighted Average Stated Remaining Term (months)	Weighted Average Original LTV	Non-Zero Weighted Average FICO
A	333	$84,773,378.66	7.06%	8.629%	358	75.36%	567
AA	616	158,651,235.70	13.22	8.606	358	80.51	584
AA+	3,515	819,903,136.24	68.33	8.270	358	84.23	628
AAA	238	35,443,546.30	2.95	8.528	358	81.53	704
B	290	66,739,068.84	5.56	9.320	358	74.46	558
C	136	26,155,819.62	2.18	9.714	358	70.49	563
CC	49	8,333,818.30	0.69	10.680	356	62.36	559
Total	5,177	$1,200,000,003.66	100.00%	8.454%	358	82.03%	614

Product Type of the Mortgage Loans

Product	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Mortgage Rate	Weighted Average Stated Remaining Term (months)	Weighted Average Original LTV	Non-Zero Weighted Average FICO
15/15 6 Month LIBOR	2	$84,888.85	0.01%	13.229%	359	100.00%	622
2/13 6 Month LIBOR	1	201,764.62	0.02	7.450	178	46.03	596
2/28 6 Month LIBOR	2,127	451,569,094.76	37.63	8.954	358	80.19	594
2/28 6 Month LIBOR 40/30 Balloon	833	249,553,487.24	20.80	8.185	358	81.81	605
2/28 6 Month LIBOR 50/30 Balloon	166	51,662,755.95	4.31	8.031	359	88.45	640
2/28 6 Month LIBOR IO	439	158,690,253.50	13.22	7.552	358	85.21	642
3/27 6 Month LIBOR	78	16,177,925.70	1.35	8.728	358	79.60	606
3/27 6 Month LIBOR 40/30 Balloon	47	11,438,532.12	0.95	8.232	358	84.63	623
3/27 6 Month LIBOR 50/30 Balloon	5	1,532,642.87	0.13	6.811	359	80.20	640
3/27 6 Month LIBOR IO	30	8,343,930.00	0.70	7.413	358	81.52	672
5/25 6 Month LIBOR	128	32,560,806.73	2.71	8.295	358	80.08	637
5/25 6 Month LIBOR 40/30 Balloon	71	20,636,143.82	1.72	7.541	357	77.62	626
5/25 6 Month LIBOR 50/30 Balloon	16	6,065,254.86	0.51	6.892	360	77.66	655
5/25 6 Month LIBOR IO	134	49,480,569.11	4.12	7.386	358	81.38	670
Fixed Rate 15 Year	7	787,980.74	0.07	9.142	179	65.08	625
Fixed Rate 15 Year Rate Reduction	1	79,685.17	0.01	12.200	178	58.82	585
Fixed Rate 20 Year	5	490,782.21	0.04	8.920	239	74.92	629
Fixed Rate 30 Year	966	101,588,904.77	8.47	9.701	358	84.70	620
Fixed Rate 30 Year IO	33	12,832,672.33	1.07	7.296	359	83.07	650
Fixed Rate 30 Year Rate Reduction	6	938,555.02	0.08	10.570	359	65.34	549
Fixed Rate 40/30 Balloon	65	19,552,957.44	1.63	7.992	358	82.64	618
Fixed Rate 50/30 Balloon	17	5,730,415.85	0.48	7.784	359	86.63	645
Total	5,177	$1,200,000,003.66	100.00%	8.454%	358	82.03%	614

Historical Delinquency of the Mortgage Loans Since Origination

Historical Delinquency	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Mortgage Rate	Weighted Average Stated Remaining Term (months)	Weighted Average Original LTV	Non-Zero Weighted Average FICO
30 - 59 Days (times)
0	5,176	$1,199,972,114.64	100.00%	8.454%	358	82.03%	614
1	1	27,889.02	0.00	9.990	355	100.00	606
Total	5,177	$1,200,000,003.66	100.00%	8.454%	358	82.03%	614

60 - 89 Days (times)
0	5,177	$1,200,000,003.66	100.00%	8.454%	358	82.03%	614
Total	5,177	$1,200,000,003.66	100.00%	8.454%	358	82.03%	614

90 - 119 Days (times)
0	5,177	$1,200,000,003.66	100.00%	8.454%	358	82.03%	614
Total	5,177	$1,200,000,003.66	100.00%	8.454%	358	82.03%	614

120+ Days (times)
0	5,177	$1,200,000,003.66	100.00%	8.454%	358	82.03%	614
Total	5,177	$1,200,000,003.66	100.00%	8.454%	358	82.03%	614

Group I Mortgage Loans Statistics

The following statistical information, unless otherwise specified, is based upon percentages of the Principal Balances of the Group I Mortgage Loans as of the Cut-off Date.

Approximately 45.45% of the Group I Mortgage Loans had loan-to-value ratios at origination in excess of 80.00%. Approximately 16.17% of the Group I Mortgage Loans had a loan-to-value ratio at origination in excess of 90.00% and the weighted average loan-to-value ratio of the Group I Mortgage Loans at origination was approximately 80.23%. There can be no assurance that the loan-to-value ratio of any Mortgage Loan determined at any time after origination is less than or equal to its original loan-to-value ratio. Additionally, the Originator’s determination of the value of a Mortgaged Property used in the calculation of the loan-to-value ratios of the Mortgage Loans may differ from the appraised value of such Mortgaged Property or the actual value of such Mortgaged Property.

Substantially all of the Group I Mortgage Loans have a Due Date of the first day of the month.

The weighted average remaining term to maturity of the Group I Mortgage Loans is approximately 358 months as of the Cut-off Date. None of the Group I Mortgage Loans had a first Due Date prior to October 1, 2006 or after May 1, 2007 or will have a remaining term to maturity of less than 178 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Group I Mortgage Loan is April 1, 2037.

The average Principal Balance of the Group I Mortgage Loans at origination was approximately $198,978. The average Principal Balance of the Group I Mortgage Loans as of the Cut-off Date was approximately $198,799. No Group I Mortgage Loan had a Principal Balance as of the Cut-off Date of greater than approximately $800,000 or less than approximately $18,136.

The Group I Mortgage Loans had Mortgage Rates as of the Cut-off Date of not less than 5.000% per annum and not more than 14.850% per annum and the weighted average Mortgage Rate was approximately 8.609% per annum. As of the Cut-off Date, the Adjustable-Rate Group I Mortgage Loans had Gross Margins ranging from 2.750% to 9.490%, Minimum Mortgage Rates ranging from 2.750% per annum to 12.300% per annum and Maximum Mortgage Rates ranging from 8.700% per annum to 19.650% per annum. As of the Cut-off Date, the Adjustable-Rate Group I Mortgage Loans had a weighted average Gross Margin of approximately 6.028% per annum, a weighted average Minimum Mortgage Rate of approximately 6.215% per annum and a weighted average Maximum Mortgage Rate of approximately 14.533% per annum. The latest next Adjustment Date following the Cut-off Date on any Adjustable-Rate Group I Mortgage Loan occurs in April 2022, and the weighted average time until the next Adjustment Date for the Adjustable-Rate Group I Mortgage Loans following the Cut-off Date is approximately 25 months.

The Group I Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):

Cut-off Date Principal Balances of the Group I Mortgage Loans(1)

Principal Balance ($)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Mortgage Rate	Weighted Average Stated Remaining Term (months)	Weighted Average Original LTV	Non-Zero Weighted Average FICO
0.01-50,000.00	160	$5,588,627.53	0.90%	12.448%	356	98.52%	622
50,000.01-100,000.00	332	25,925,149.04	4.15	10.541	357	82.33	619
100,000.01-150,000.00	712	89,321,693.17	14.31	9.366	358	79.77	593
150,000.01-200,000.00	588	102,592,056.73	16.44	8.826	358	77.90	592
200,000.01-250,000.00	451	101,225,126.39	16.22	8.509	357	79.22	598
250,000.01-300,000.00	343	94,035,439.12	15.07	8.318	358	79.49	606
300,000.01-350,000.00	253	82,419,107.87	13.21	8.122	358	81.49	606
350,000.01-400,000.00	187	70,197,483.79	11.25	7.884	358	81.09	612
400,000.01-450,000.00	66	27,369,855.59	4.39	8.043	358	83.06	606
450,000.01-500,000.00	17	8,131,508.07	1.30	7.970	358	80.64	634
500,000.01-550,000.00	17	8,907,578.84	1.43	7.821	358	84.53	638
550,000.01-600,000.00	5	2,867,070.67	0.46	7.361	358	83.30	626
600,000.01-650,000.00	3	1,886,444.31	0.30	8.291	358	80.91	605
650,000.01-700,000.00	3	2,036,450.08	0.33	7.709	358	88.29	689
700,000.01-750,000.00	1	727,584.51	0.12	8.900	358	72.84	583
750,000.01-800,000.00	1	800,000.00	0.13	9.450	360	69.87	599
Total	3,139	$624,031,175.71	100.00%	8.609%	358	80.23%	603
___________________
(1) The average Cut-off Date Principal Balance of the Group I Mortgage Loans was approximately $198,799.

Credit Scores for the Group I Mortgage Loans(1)

Credit Score	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Mortgage Rate	Weighted Average Stated Remaining Term (months)	Weighted Average Original LTV	Non-Zero Weighted Average FICO
Less than or equal to 500	5	$1,128,803.18	0.18%	9.591%	358	73.22%	500
501-520	208	40,919,251.04	6.56	9.551	358	72.87	510
521-540	210	42,997,594.86	6.89	9.490	358	73.29	530
541-560	258	54,181,986.55	8.68	9.107	358	73.49	551
561-580	331	68,497,555.36	10.98	8.593	358	76.38	571
581-600	525	98,523,289.73	15.79	8.489	357	80.40	590
601-620	436	80,219,583.52	12.86	8.539	358	81.68	610
621-640	413	77,623,534.75	12.44	8.394	358	82.97	630
641-660	358	76,027,350.26	12.18	8.160	358	85.44	650
661-680	182	38,753,193.92	6.21	8.263	357	86.74	670
681-700	84	16,658,911.46	2.67	8.164	358	85.91	689
701-760	96	21,973,311.97	3.52	7.814	359	88.71	723
761+	13	2,621,024.78	0.42	8.566	359	88.65	782
None	20	3,905,784.33	0.63	9.431	358	64.81	None
Total	3,139	$624,031,175.71	100.00%	8.609%	358	80.23%	603
___________________
(1) The non-zero weighted average credit score of the Group I Mortgage Loans that had credit scores was approximately 603.

Original Terms to Maturity of the Group I Mortgage Loans(1)

Original Term (months)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Mortgage Rate	Weighted Average Stated Remaining Term (months)	Weighted Average Original LTV	Non-Zero Weighted Average FICO
180	4	$640,169.29	0.10%	8.585%	178	52.83%	628
240	1	85,324.26	0.01	8.450	238	80.00	581
360	3,134	623,305,682.16	99.88	8.609	358	80.26	603
Total	3,139	$624,031,175.71	100.00%	8.609%	358	80.23%	603
___________________
(1) The weighted average original term to maturity of the Group I Mortgage Loans was approximately 360 months.

Remaining Terms to Maturity of the Group I Mortgage Loans(1)

Remaining Term (months)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Mortgage Rate	Weighted Average Stated Remaining Term (months)	Weighted Average Original LTV	Non-Zero Weighted Average FICO
121-180	4	$640,169.29	0.10%	8.585%	178	52.83%	628
181-240	1	85,324.26	0.01	8.450	238	80.00	581
301-360	3,134	623,305,682.16	99.88	8.609	358	80.26	603
Total	3,139	$624,031,175.71	100.00%	8.609%	358	80.23%	603
___________________
(1) The weighted average remaining term to maturity of the Group I Mortgage Loans was approximately 358 months.

Property Types of the Group I Mortgage Loans

Property Type	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Mortgage Rate	Weighted Average Stated Remaining Term (months)	Weighted Average Original LTV	Non-Zero Weighted Average FICO
2-4 Units Attached	48	$17,204,775.39	2.76%	7.982%	358	77.66%	618
2-4 Units Detached	219	56,880,415.35	9.11	8.731	358	78.88	623
Condo High-Rise Attached	6	2,179,564.85	0.35	8.398	357	85.16	630
Condo Low-Rise Attached	112	22,912,468.60	3.67	8.368	358	80.30	622
PUD Attached(1)	46	8,910,411.09	1.43	8.550	358	81.23	607
PUD Detached(1)	222	48,992,968.71	7.85	8.559	358	82.29	601
Single Family Attached	80	12,368,707.44	1.98	9.111	358	77.79	597
Single Family Detached	2,406	454,581,864.28	72.85	8.624	358	80.29	599
Total	3,139	$624,031,175.71	100.00%	8.609%	358	80.23%	603
___________________
(1) PUD refers to a home or “unit” in a Planned Unit Development.

Occupancy Status of the Group I Mortgage Loans(1)

Occupancy Status	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Mortgage Rate	Weighted Average Stated Remaining Term (months)	Weighted Average Original LTV	Non-Zero Weighted Average FICO
Non-owner	463	$87,072,452.72	13.95%	9.270%	358	84.33%	639
Primary	2,633	527,601,219.19	84.55	8.499	358	79.50	597
Second Home	43	9,357,503.80	1.50	8.661	358	83.47	618
Total	3,139	$624,031,175.71	100.00%	8.609%	358	80.23%	603
___________________
(1) Occupancy as represented by the mortgagor at the time of origination.

Purpose of the Group I Mortgage Loans

Purpose	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Mortgage Rate	Weighted Average Stated Remaining Term (months)	Weighted Average Original LTV	Non-Zero Weighted Average FICO
Cash Out Refinance	2,143	$471,998,044.49	75.64%	8.463%	358	78.37%	598
Purchase	644	83,106,253.06	13.32	9.415	358	88.56	635
Rate/Term Refinance	352	68,926,878.16	11.05	8.638	358	82.96	599
Total	3,139	$624,031,175.71	100.00%	8.609%	358	80.23%	603

Original Loan-to-Value Ratios of the Group I Mortgage Loans(1)(2)

Original Loan-to-Value Ratio (%)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Mortgage Rate	Weighted Average Stated Remaining Term (months)	Weighted Average Original LTV	Non-Zero Weighted Average FICO
0.01 - 49.99	100	$17,434,505.91	2.79%	8.453%	355	40.87%	573
50.00- 54.99	63	12,724,397.06	2.04	8.417	354	52.18	583
55.00- 59.99	72	15,146,731.02	2.43	8.151	358	57.88	584
60.00- 64.99	125	26,759,778.04	4.29	8.038	358	62.31	581
65.00- 69.99	200	43,366,751.39	6.95	8.522	358	67.11	573
70.00- 74.99	197	44,418,322.85	7.12	8.417	358	72.04	582
75.00- 79.99	296	65,072,607.08	10.43	8.511	358	76.86	584
80.00	579	115,514,719.27	18.51	8.546	358	80.00	596
80.01- 84.99	89	20,623,104.30	3.30	8.106	357	83.33	615
85.00- 89.99	295	65,778,705.90	10.54	8.440	358	86.28	606
90.00- 94.99	528	107,627,335.31	17.25	8.798	358	90.36	624
95.00- 99.99	308	57,540,324.49	9.22	9.014	358	95.08	628
100.00	287	32,023,893.09	5.13	9.583	358	100.00	660
Total	3,139	$624,031,175.71	100.00%	8.609%	358	80.23%	603
___________________
(1) The weighted average original loan-to-value ratio of the Group I Mortgage Loans as of the Cut-off Date was approximately 80.23%.
(2) For a description of the determination of loan-to-value ratio by the Originator see “The Originator and Sponsor” in this Exhibit 99.1.

Geographic Distribution of the Mortgaged Properties related to the Group I Mortgage Loans(1)

Location	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Mortgage Rate	Weighted Average Stated Remaining Term (months)	Weighted Average Original LTV	Non-Zero Weighted Average FICO
Alabama	25	$3,403,169.73	0.55%	9.457%	359	87.55%	598
Alaska	3	1,027,423.77	0.16	8.616	358	87.71	597
Arizona	85	16,991,228.90	2.72	8.431	358	79.08	598
Arkansas	7	742,139.07	0.12	9.934	359	86.25	586
California	372	108,237,241.33	17.34	7.817	358	77.77	606
Colorado	66	10,868,407.44	1.74	8.686	358	86.81	614
Connecticut	74	13,731,189.95	2.20	8.814	358	81.78	606
Delaware	12	1,625,534.01	0.26	9.466	359	78.99	595
District of Columbia	9	1,789,338.89	0.29	8.162	358	68.37	613
Florida	345	67,416,470.69	10.80	8.727	358	78.60	600
Georgia	108	14,102,261.20	2.26	9.422	358	86.60	612
Hawaii	25	9,303,463.95	1.49	7.232	358	82.81	633
Idaho	16	2,788,089.08	0.45	8.385	358	75.27	593
Illinois	116	20,720,954.89	3.32	9.228	358	82.04	591
Indiana	34	4,030,633.37	0.65	9.631	358	89.16	606
Iowa	11	1,071,253.51	0.17	9.743	358	86.63	607
Kansas	7	803,563.23	0.13	9.968	359	88.01	623
Kentucky	23	3,355,395.82	0.54	9.350	358	86.42	588
Louisiana	23	3,546,567.78	0.57	9.226	358	81.28	594
Maine	24	4,395,602.64	0.70	9.059	358	75.99	604
Maryland	70	15,682,369.54	2.51	8.486	358	77.79	583
Massachusetts	134	32,078,297.43	5.14	8.340	358	76.61	614
Michigan	125	16,467,610.75	2.64	9.592	358	86.72	600
Minnesota	36	5,891,388.67	0.94	9.022	358	85.30	607
Mississippi	6	869,954.14	0.14	9.308	358	91.94	582
Missouri	35	4,581,220.76	0.73	9.466	358	83.51	595
Montana	3	700,087.91	0.11	8.584	359	79.37	654
Nebraska	4	409,345.86	0.07	9.282	359	95.24	633
Nevada	59	14,345,778.63	2.30	8.145	358	81.24	596
New Hampshire	25	5,393,496.41	0.86	8.687	358	84.84	625
New Jersey	175	43,049,516.84	6.90	8.849	358	76.73	600
New York	172	49,307,871.50	7.90	8.311	357	76.32	604
North Carolina	73	10,071,071.81	1.61	9.268	356	83.62	606
North Dakota	1	151,874.68	0.02	10.350	358	100.00	712
Ohio	74	9,397,410.15	1.51	9.714	358	86.90	609
Oklahoma	12	1,761,924.18	0.28	9.065	358	93.29	626
Oregon	48	9,886,770.44	1.58	8.200	358	80.42	602
Pennsylvania	113	18,068,898.91	2.90	9.104	358	83.58	597
Rhode Island	12	2,903,378.94	0.47	8.973	358	82.72	619
South Carolina	31	5,100,641.44	0.82	9.112	358	82.36	603
South Dakota	1	29,567.68	0.00	13.300	355	100.00	613
Tennessee	39	4,308,278.76	0.69	9.477	359	85.01	596
Texas	213	28,426,977.14	4.56	9.268	358	84.50	594
Utah	30	5,400,382.00	0.87	8.337	358	84.74	623
Vermont	12	2,032,881.27	0.33	9.072	357	67.24	608
Virginia	124	21,449,424.96	3.44	8.790	356	78.81	598
Washington	85	20,575,168.25	3.30	8.132	358	82.39	608
Wisconsin	39	5,275,401.82	0.85	9.319	358	85.89	609
Wyoming	3	464,255.59	0.07	8.759	358	81.03	601
Total	3,139	$624,031,175.71	100.00%	8.609%	358	80.23%	603
___________________
(1) The greatest ZIP Code geographic concentration of Group I Mortgage Loans was approximately 0.29% in the 10466 ZIP Code.

Documentation Levels of the Group I Mortgage Loans(1)

Documentation Level	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Mortgage Rate	Weighted Average Stated Remaining Term (months)	Weighted Average Original LTV	Non-Zero Weighted Average FICO
Full Documentation	1,904	$346,604,784.77	55.54%	8.552%	358	81.73%	596
Lite Documentation	108	22,927,769.96	3.67	8.642	358	82.02	620
No Documentation	31	5,993,623.44	0.96	8.013	351	75.64	681
Stated Income Documentation	1,096	248,504,997.54	39.82	8.700	358	78.08	610
Total	3,139	$624,031,175.71	100.00%	8.609%	358	80.23%	603
___________________
(1) For a description of each Documentation Level, see “The Originator and Sponsor” in this Exhibit 99.1.

Current Mortgage Rates of the Group I Mortgage Loans(1)

Current Mortgage Rate (%)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Mortgage Rate	Weighted Average Stated Remaining Term (months)	Weighted Average Original LTV	Non-Zero Weighted Average FICO
5.000-5.499	1	$235,240.42	0.04%	5.000%	357	65.00%	670
5.500-5.999	28	8,578,729.86	1.37	5.844	358	73.25	641
6.000-6.499	60	18,158,346.21	2.91	6.247	358	78.58	637
6.500-6.999	165	46,173,051.42	7.40	6.785	358	76.73	638
7.000-7.499	216	57,503,149.32	9.21	7.262	357	78.21	623
7.500-7.999	375	93,881,543.47	15.04	7.770	358	78.78	610
8.000-8.499	356	82,551,416.20	13.23	8.246	357	80.23	603
8.500-8.999	440	91,491,282.10	14.66	8.741	358	80.31	596
9.000-9.499	334	66,067,631.43	10.59	9.255	358	83.14	595
9.500-9.999	424	74,333,110.78	11.91	9.743	358	82.80	589
10.000-10.499	209	31,477,904.49	5.04	10.219	358	80.42	576
10.500-10.999	163	22,759,971.01	3.65	10.709	358	78.97	573
11.000-11.499	96	12,395,438.10	1.99	11.219	358	81.76	576
11.500-11.999	86	7,644,449.10	1.23	11.758	357	84.19	588
12.000-12.499	68	6,207,218.86	0.99	12.173	358	80.65	570
12.500-12.999	38	1,507,678.84	0.24	12.692	357	99.07	643
13.000-13.499	17	736,173.64	0.12	13.247	356	98.20	610
13.500-13.999	31	1,161,605.33	0.19	13.624	356	99.86	605
14.000-14.499	29	1,058,975.28	0.17	14.137	355	99.83	588
14.500-14.999	3	108,259.85	0.02	14.686	358	100.00	614
Total	3,139	$624,031,175.71	100.00%	8.609%	358	80.23%	603
___________________
(1) The weighted average current Mortgage Rate of the Group I Mortgage Loans as of the Cut-off Date was approximately 8.609% per annum.

Gross Margins of the Adjustable-Rate Group I Mortgage Loans(1)

Gross Margin (%)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Mortgage Rate	Weighted Average Stated Remaining Term (months)	Weighted Average Original LTV	Non-Zero Weighted Average FICO
2.500-2.999	30	$5,915,159.41	1.07%	7.784%	358	77.81%	695
3.000-3.499	2	607,249.00	0.11	6.532	357	75.25	677
3.500-3.999	1	255,819.31	0.05	7.750	359	80.00	658
4.000-4.499	1	203,888.27	0.04	12.220	358	75.00	523
4.500-4.999	8	1,568,752.23	0.28	7.665	358	74.53	606
5.000-5.499	89	16,281,053.99	2.95	9.141	358	82.58	595
5.500-5.999	393	96,994,459.09	17.59	8.011	357	78.96	605
6.000-6.499	1,800	367,184,826.89	66.59	8.569	358	81.40	607
6.500-6.999	164	36,095,429.26	6.55	9.166	358	73.08	558
7.000-7.499	89	18,042,133.81	3.27	9.487	358	73.55	573
7.500-7.999	32	7,054,170.52	1.28	9.128	357	77.00	571
8.000-8.499	5	1,004,197.38	0.18	9.100	356	73.83	551
9.000-9.499	1	166,200.95	0.03	9.990	356	90.00	660
Total	2,615	$551,373,340.11	100.00%	8.553%	358	80.07%	602
___________________
(1) The weighted average Gross Margin of the Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date was approximately 6.028% per annum.

Month of Next Rate Adjustment for the Adjustable-Rate Group I Mortgage Loans(1)

Month of Next Rate Adjustment	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Mortgage Rate	Weighted Average Stated Remaining Term (months)	Weighted Average Original LTV	Non-Zero Weighted Average FICO
September 1, 2008	7	$1,691,140.14	0.31%	9.038%	353	96.83%	638
October 1, 2008	4	661,339.19	0.12	9.821	354	94.24	602
November 1, 2008	13	3,085,825.89	0.56	7.844	355	83.14	596
December 1, 2008	171	42,777,394.28	7.76	8.353	356	78.35	581
January 1, 2009	535	125,146,492.81	22.70	8.367	357	79.08	590
February 1, 2009	891	175,991,386.86	31.92	8.628	358	79.45	602
March 1, 2009	338	64,376,973.86	11.68	8.936	359	84.06	603
April 1, 2009	357	70,370,082.40	12.76	8.951	360	80.49	611
September 1, 2009	1	104,900.04	0.02	10.750	353	94.59	589
November 1, 2009	3	531,593.17	0.10	8.739	355	85.57	587
December 1, 2009	3	748,119.68	0.14	8.049	356	75.05	577
January 1, 2010	31	7,022,644.16	1.27	8.009	357	75.42	600
February 1, 2010	41	8,085,091.35	1.47	8.470	358	83.93	626
March 1, 2010	14	2,716,144.49	0.49	8.630	359	83.10	640
April 1, 2010	17	3,724,458.00	0.68	8.644	360	78.52	620
September 1, 2011	1	169,256.10	0.03	8.450	353	100.00	693
October 1, 2011	2	274,114.19	0.05	8.306	354	87.79	658
November 1, 2011	1	229,500.00	0.04	7.150	355	90.00	581
December 1, 2011	13	3,322,857.07	0.60	8.260	356	73.96	608
January 1, 2012	43	10,529,495.38	1.91	7.628	357	78.08	615
February 1, 2012	76	16,963,555.31	3.08	7.926	358	79.52	646
March 1, 2012	30	7,152,840.74	1.30	8.121	359	83.04	651
April 1, 2012	22	5,660,935.00	1.03	7.720	360	78.75	648
April 1, 2022	1	37,200.00	0.01	13.650	360	100.00	609
Total	2,615	$551,373,340.11	100.00%	8.553%	358	80.07%	602
___________________
(1) The weighted average time until the next Adjustment Date for the Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date was approximately 25 months.

Maximum Mortgage Rates of the Adjustable-Rate Group I Mortgage Loans(1)

Maximum Mortgage Rate (%)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Mortgage Rate	Weighted Average Stated Remaining Term (months)	Weighted Average Original LTV	Non-Zero Weighted Average FICO
8.500-8.999	1	$202,694.50	0.04%	5.700%	360	68.71%	623
9.500-9.999	1	173,700.00	0.03	6.500	360	90.00	816
10.000-10.499	3	793,999.91	0.14	7.302	357	73.47	580
10.500-10.999	2	227,581.31	0.04	7.662	357	67.06	582
11.000-11.499	4	748,732.75	0.14	7.309	356	73.06	627
11.500-11.999	33	9,254,334.38	1.68	6.129	358	73.80	638
12.000-12.499	51	15,401,784.02	2.79	6.266	358	78.60	631
12.500-12.999	137	37,679,377.06	6.83	6.812	358	76.32	635
13.000-13.499	198	51,917,951.22	9.42	7.301	357	78.55	621
13.500-13.999	337	84,852,007.57	15.39	7.775	358	78.86	610
14.000-14.499	334	77,702,253.73	14.09	8.260	358	80.57	604
14.500-14.999	376	79,693,078.29	14.45	8.741	358	80.62	597
15.000-15.499	305	59,836,047.35	10.85	9.243	358	83.24	597
15.500-15.999	364	67,625,687.47	12.26	9.728	358	82.45	589
16.000-16.499	163	25,847,940.17	4.69	10.205	358	80.29	574
16.500-16.999	129	19,211,720.79	3.48	10.714	358	77.18	564
17.000-17.499	78	10,283,459.60	1.87	11.163	358	81.79	572
17.500-17.999	61	5,851,167.24	1.06	11.759	359	83.97	583
18.000-18.499	37	4,032,622.75	0.73	12.163	358	78.01	553
19.500-19.999	1	37,200.00	0.01	13.650	360	100.00	609
Total	2,615	$551,373,340.11	100.00%	8.553%	358	80.07%	602
___________________
(1) The weighted average Maximum Mortgage Rate of the Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date was approximately 14.533% per annum.

Minimum Mortgage Rates of the Adjustable-Rate Group I Mortgage Loans(1)

Minimum Mortgage Rate (%)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Mortgage Rate	Weighted Average Stated Remaining Term (months)	Weighted Average Original LTV	Non-Zero Weighted Average FICO
2.500-2.999	29	$5,783,379.96	1.05%	7.799%	358	77.76%	695
3.000-3.499	1	190,999.00	0.03	6.875	358	75.79	726
3.500-3.999	1	255,819.31	0.05	7.750	359	80.00	658
4.000-4.499	1	203,888.27	0.04	12.220	358	75.00	523
4.500-4.999	7	1,356,963.90	0.25	7.503	358	71.34	608
5.000-5.499	85	15,517,860.70	2.81	9.182	358	82.28	592
5.500-5.999	331	81,639,289.97	14.81	7.969	357	77.99	606
6.000-6.499	1,742	356,102,711.96	64.58	8.561	358	81.41	607
6.500-6.999	147	32,504,135.38	5.90	9.085	358	72.96	561
7.000-7.499	81	17,155,197.70	3.11	9.253	358	74.30	580
7.500-7.999	43	10,697,416.57	1.94	7.857	357	79.67	600
8.000-8.499	31	7,627,080.87	1.38	8.232	357	78.27	594
8.500-8.999	33	6,635,246.27	1.20	8.716	356	78.83	580
9.000-9.499	26	5,270,671.66	0.96	9.264	356	87.00	610
9.500-9.999	28	5,934,343.52	1.08	9.744	357	79.77	564
10.000-10.499	11	2,023,426.32	0.37	10.243	357	82.48	551
10.500-10.999	13	1,740,408.09	0.32	10.783	357	79.49	543
11.000-11.499	2	317,595.55	0.06	11.062	356	90.89	628
11.500-11.999	2	312,612.65	0.06	11.792	358	68.79	562
12.000-12.499	1	104,292.46	0.02	12.300	353	95.00	559
Total	2,615	$551,373,340.11	100.00%	8.553%	358	80.07%	602
___________________
(1) The weighted average Minimum Mortgage Rate of the Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date was approximately 6.215% per annum.

Initial Periodic Rate Caps of the Adjustable-Rate Group I Mortgage Loans(1)

Initial Periodic Rate Cap (%)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Mortgage Rate	Weighted Average Stated Remaining Term (months)	Weighted Average Original LTV	Non-Zero Weighted Average FICO
1.000	136	$23,702,297.59	4.30%	9.060%	360	79.81%	620
3.000	2,479	527,671,042.52	95.70	8.530	358	80.08	602
Total	2,615	$551,373,340.11	100.00%	8.553%	358	80.07%	602
___________________
(1) Relates solely to rate adjustments.

Subsequent Periodic Rate Caps of the Adjustable-Rate Group I Mortgage Loans(1)

Subsequent Periodic Rate Cap (%)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Mortgage Rate	Weighted Average Stated Remaining Term (months)	Weighted Average Original LTV	Non-Zero Weighted Average FICO
1.000	2,478	$527,420,076.75	95.66%	8.530%	358	80.08%	602
1.500	137	23,953,263.36	4.34	9.058	360	79.76	620
Total	2,615	$551,373,340.11	100.00%	8.553%	358	80.07%	602
___________________
(1) Relates to all rate adjustments subsequent to rate adjustments.

Credit Grade of the Group I Mortgage Loans

Credit Grade	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Mortgage Rate	Weighted Average Stated Remaining Term (months)	Weighted Average Original LTV	Non-Zero Weighted Average FICO
A	250	$54,433,686.50	8.72%	8.761%	358	74.96%	567
AA	452	98,597,155.08	15.80	8.697	358	79.66	576
AA+	1,995	385,440,820.62	61.77	8.381	358	82.84	622
AAA	60	9,103,411.37	1.46	7.998	358	78.19	693
B	228	46,997,389.18	7.53	9.396	358	73.79	555
C	112	22,318,164.90	3.58	9.741	358	70.56	565
CC	42	7,140,548.06	1.14	10.626	358	62.55	559
Total	3,139	$624,031,175.71	100.00%	8.609%	358	80.23%	603

Product Type of the Group I Mortgage Loans

Product	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Mortgage Rate	Weighted Average Stated Remaining Term (months)	Weighted Average Original LTV	Non-Zero Weighted Average FICO
15/15 6 Month LIBOR	1	$37,200.00	0.01%	13.650%	360	100.00%	609
2/13 6 Month LIBOR	1	201,764.62	0.03	7.450	178	46.03	596
2/28 6 Month LIBOR	1,496	281,063,304.80	45.04	9.061	358	79.15	592
2/28 6 Month LIBOR 40/30 Balloon	539	127,790,367.52	20.48	8.214	358	79.88	595
2/28 6 Month LIBOR 50/30 Balloon	78	18,562,407.89	2.97	8.035	359	88.07	627
2/28 6 Month LIBOR IO	202	56,482,790.60	9.05	7.558	358	83.01	630
3/27 6 Month LIBOR	59	11,316,157.16	1.81	8.769	358	77.88	604
3/27 6 Month LIBOR 40/30 Balloon	36	7,444,863.40	1.19	8.383	358	83.55	615
3/27 6 Month LIBOR 50/30 Balloon	1	211,788.33	0.03	8.700	357	95.00	598
3/27 6 Month LIBOR IO	14	3,960,142.00	0.63	7.240	358	79.42	652
5/25 6 Month LIBOR	80	17,204,372.61	2.76	8.396	358	79.04	627
5/25 6 Month LIBOR 40/30 Balloon	49	11,631,802.00	1.86	7.685	358	76.49	623
5/25 6 Month LIBOR 50/30 Balloon	9	2,029,135.83	0.33	7.322	360	76.48	648
5/25 6 Month LIBOR IO	50	13,437,243.35	2.15	7.492	358	82.86	660
Fixed Rate 15 Year	3	438,404.67	0.07	9.108	179	55.96	643
Fixed Rate 20 Year	1	85,324.26	0.01	8.450	238	80.00	581
Fixed Rate 30 Year	451	53,723,960.56	8.61	9.385	358	81.50	605
Fixed Rate 30 Year IO	19	6,124,143.92	0.98	7.349	359	81.94	634
Fixed Rate 30 Year Rate Reduction	5	850,209.95	0.14	10.458	359	65.37	535
Fixed Rate 40/30 Balloon	35	9,312,132.49	1.49	8.280	358	83.10	611
Fixed Rate 50/30 Balloon	10	2,123,659.75	0.34	7.726	359	83.98	646
Total	3,139	$624,031,175.71	100.00%	8.609%	358	80.23%	603

Historical Delinquency of the Group I Mortgage Loans Since Origination

Historical Delinquency	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Mortgage Rate	Weighted Average Stated Remaining Term (months)	Weighted Average Original LTV	Non-Zero Weighted Average FICO
30 - 59 Days (times)
0	3,139	$624,031,175.71	100.00%	8.609%	358	80.23%	603
Total	3,139	$624,031,175.71	100.00%	8.609%	358	80.23%	603

60 - 89 Days (times)
0	3,139	$624,031,175.71	100.00%	8.609%	358	80.23%	603
Total	3,139	$624,031,175.71	100.00%	8.609%	358	80.23%	603

90 - 119 Days (times)
0	3,139	$624,031,175.71	100.00%	8.609%	358	80.23%	603
Total	3,139	$624,031,175.71	100.00%	8.609%	358	80.23%	603

120+ Days (times)
0	3,139	$624,031,175.71	100.00%	8.609%	358	80.23%	603
Total	3,139	$624,031,175.71	100.00%	8.609%	358	80.23%	603

Group II Mortgage Loans Statistics

The following statistical information, unless otherwise specified, is based upon percentages of the Principal Balances of the Group II Mortgage Loans as of the Cut-off Date.

Approximately 52.26% the Group II Mortgage Loans had loan-to-value ratios at origination in excess of 80.00%. Approximately 27.15% of the Group II Mortgage Loans had a loan-to-value ratio at origination in excess of 90.00% and the weighted average loan-to-value ratio of the Group II Mortgage Loans at origination was approximately 83.99%. There can be no assurance that the loan-to-value ratio of any Mortgage Loan determined at any time after origination is less than or equal to its original loan-to-value ratio. Additionally, the Originator’s determination of the value of a Mortgaged Property used in the calculation of the loan-to-value ratios of the Mortgage Loans may differ from the appraised value of such Mortgaged Property or the actual value of such Mortgaged Property.

Substantially all of the Group II Mortgage Loans have a Due Date of the first day of the month (the “Due Date”).

The weighted average remaining term to maturity of the Group II Mortgage Loans is approximately 358 months as of the Cut-off Date. None of the Group II Mortgage Loans had a first Due Date prior to January 1, 2006 or after May 1, 2007 or will have a remaining term to maturity of less than 176 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Group II Mortgage Loan is April 1, 2037.

The average Principal Balance of the Group II Mortgage Loans at origination was approximately $282,793. The average Principal Balance of the Group II Mortgage Loans as of the Cut-off Date was approximately $282,615. No Group II Mortgage Loan had a Principal Balance as of the Cut-off Date of greater than approximately $1,600,000 or less than approximately $16,012.

The Group II Mortgage Loans had Mortgage Rates as of the Cut-off Date of not less than 5.600% per annum and not more than 14.750% per annum and the weighted average Mortgage Rate was approximately 8.286% per annum. As of the Cut-off Date, the Adjustable-Rate Group II Mortgage Loans had Gross Margins ranging from 2.750% to 8.490%, Minimum Mortgage Rates ranging from 2.750% per annum to 10.650% per annum and Maximum Mortgage Rates ranging from 9.890% per annum to 18.900% per annum. As of the Cut-off Date, the Adjustable-Rate Group II Mortgage Loans had a weighted average Gross Margin of approximately 5.891% per annum, a weighted average Minimum Mortgage Rate of approximately 6.036% per annum and a weighted average Maximum Mortgage Rate of approximately 14.146% per annum. The latest next Adjustment Date following the Cut-off Date on any Adjustable-Rate Group II Mortgage Loan occurs in March 2022, and the weighted average time until the next Adjustment Date for the Adjustable-Rate Group II Mortgage Loans following the Cut-off Date is approximately 27 months.

The Group II Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):

Cut-off Date Principal Balances of the Group II Mortgage Loans(1)

Principal Balance ($)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Mortgage Rate	Weighted Average Stated Remaining Term (months)	Weighted Average Original LTV	Non-Zero Weighted Average FICO
0.01-50,000.00	234	$8,403,914.30	1.46%	12.117%	356	98.80%	639
50,000.01-100,000.00	277	20,414,642.31	3.54	11.025	356	89.26	632
100,000.01-150,000.00	294	36,602,192.83	6.35	9.373	357	84.30	609
150,000.01-200,000.00	218	38,190,672.47	6.63	8.698	358	82.51	616
200,000.01-250,000.00	148	32,993,304.02	5.73	8.334	358	85.27	623
250,000.01-300,000.00	103	28,223,003.60	4.90	8.148	358	84.08	623
300,000.01-350,000.00	89	29,003,138.39	5.04	8.020	358	87.37	636
350,000.01-400,000.00	57	21,265,229.76	3.69	7.932	358	88.36	641
400,000.01-450,000.00	124	53,271,390.05	9.25	8.000	358	82.35	621
450,000.01-500,000.00	132	62,691,541.21	10.88	7.738	358	84.66	630
500,000.01-550,000.00	92	48,249,612.26	8.38	7.782	358	86.59	635
550,000.01-600,000.00	73	41,586,038.28	7.22	8.234	358	86.31	624
600,000.01-650,000.00	51	31,873,027.08	5.53	7.995	358	84.45	626
650,000.01-700,000.00	38	25,723,359.60	4.47	8.140	358	85.33	629
700,000.01-750,000.00	29	21,040,049.59	3.65	7.962	358	80.18	617
750,000.01-800,000.00	20	15,604,491.81	2.71	8.237	358	84.55	621
800,000.01-850,000.00	15	12,381,664.43	2.15	7.988	358	80.64	622
850,000.01-900,000.00	6	5,293,398.39	0.92	7.986	357	73.29	628
900,000.01-950,000.00	1	914,200.00	0.16	8.550	360	70.00	581
950,000.01-1,000,000.00	12	11,722,790.95	2.04	8.031	358	76.77	647
1,000,000.01+	25	30,521,166.62	5.30	7.584	358	71.47	635
Total	2,038	$575,968,827.95	100.00%	8.286%	358	83.99%	626
___________________
(1) The average Cut-off Date Principal Balance of the Group II Mortgage Loans was approximately $282,615.

Credit Scores for the Group II Mortgage Loans(1)

Credit Score	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Mortgage Rate	Weighted Average Stated Remaining Term (months)	Weighted Average Original LTV	Non-Zero Weighted Average FICO
Less than or equal to 500	5	$969,100.33	0.17%	9.013%	358	72.89%	500
501-520	61	16,998,272.45	2.95	9.242	358	72.69	513
521-540	61	20,383,883.83	3.54	9.201	358	76.47	530
541-560	88	27,101,185.68	4.71	8.812	358	75.76	549
561-580	145	42,290,846.26	7.34	8.521	358	81.10	571
581-600	296	65,085,287.89	11.30	8.610	357	84.46	591
601-620	329	89,810,214.21	15.59	8.431	358	82.40	610
621-640	318	94,306,005.86	16.37	8.124	358	86.23	630
641-660	260	80,035,685.74	13.90	8.009	358	86.81	650
661-680	156	48,228,431.34	8.37	7.840	358	86.61	670
681-700	118	37,591,642.76	6.53	7.839	358	84.29	689
701-760	161	44,081,438.63	7.65	7.899	358	89.00	724
761+	36	8,478,131.73	1.47	8.072	358	86.92	780
None	4	608,701.24	0.11	9.215	359	69.46	None
Total	2,038	$575,968,827.95	100.00%	8.286%	358	83.99%	626
___________________
(1) The non-zero weighted average credit score of the Group II Mortgage Loans that had credit scores was approximately 626.

Original Terms to Maturity of the Group II Mortgage Loans(1)

Original Term (months)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Mortgage Rate	Weighted Average Stated Remaining Term (months)	Weighted Average Original LTV	Non-Zero Weighted Average FICO
180	5	$429,261.24	0.07%	9.744%	178	73.22%	599
240	4	405,457.95	0.07	9.019	239	73.85	639
360	2,029	575,134,108.76	99.86	8.284	358	84.00	626
Total	2,038	$575,968,827.95	100.00%	8.286%	358	83.99%	626
___________________
(1) The weighted average original term to maturity of the Group II Mortgage Loans was approximately 360 months.

Remaining Terms to Maturity of the Group II Mortgage Loans(1)

Remaining Term (months)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Mortgage Rate	Weighted Average Stated Remaining Term (months)	Weighted Average Original LTV	Non-Zero Weighted Average FICO
121-180	5	$429,261.24	0.07%	9.744%	178	73.22%	599
181-240	4	405,457.95	0.07	9.019	239	73.85	639
301-360	2,029	575,134,108.76	99.86	8.284	358	84.00	626
Total	2,038	$575,968,827.95	100.00%	8.286%	358	83.99%	626
___________________
(1) The weighted average remaining term to maturity of the Group II Mortgage Loans was approximately 358 months.

Property Types of the Group II Mortgage Loans

Property Type	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Mortgage Rate	Weighted Average Stated Remaining Term (months)	Weighted Average Original LTV	Non-Zero Weighted Average FICO
2-4 Units Attached	36	$14,873,103.85	2.58%	8.269%	358	83.92%	652
2-4 Units Detached	83	24,719,463.46	4.29	8.423	358	86.24	647
Condo Conversion Attached	8	1,552,096.47	0.27	8.243	358	90.25	662
Condo High-Rise Attached	15	6,952,652.77	1.21	8.674	358	78.38	644
Condo Low-Rise Attached	84	20,753,912.00	3.60	8.687	358	86.17	639
Condo Low-Rise Detached	2	418,364.50	0.07	6.866	358	95.89	679
Condotel Attached	3	1,342,913.04	0.23	6.458	358	88.72	742
PUD Attached(1)	27	5,848,539.18	1.02	8.348	358	84.08	630
PUD Detached(1)	317	79,920,392.86	13.88	8.589	358	86.79	617
Single Family Attached	42	8,748,343.02	1.52	8.174	355	84.25	632
Single Family Detached	1,421	410,839,046.80	71.33	8.201	358	83.24	624
Total	2,038	$575,968,827.95	100.00%	8.286%	358	83.99%	626
___________________
(1) PUD refers to a home or “unit” in a Planned Unit Development.

Occupancy Status of the Group II Mortgage Loans(1)

Occupancy Status	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Mortgage Rate	Weighted Average Stated Remaining Term (months)	Weighted Average Original LTV	Non-Zero Weighted Average FICO
Non-owner	129	$27,880,133.99	4.84%	8.775%	358	80.58%	645
Primary	1,879	535,217,676.04	92.92	8.253	358	84.32	625
Second Home	30	12,871,017.92	2.23	8.596	357	77.37	639
Total	2,038	$575,968,827.95	100.00%	8.286%	358	83.99%	626
___________________
(1) Occupancy as represented by the mortgagor at the time of origination.

Purpose of the Group II Mortgage Loans

Purpose	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Mortgage Rate	Weighted Average Stated Remaining Term (months)	Weighted Average Original LTV	Non-Zero Weighted Average FICO
Cash Out Refinance	670	$285,717,054.83	49.61%	7.889%	358	79.87%	616
Purchase	1,277	256,662,084.87	44.56	8.770	358	88.55	640
Rate/Term Refinance	91	33,589,688.25	5.83	7.960	357	84.12	615
Total	2,038	$575,968,827.95	100.00%	8.286%	358	83.99%	626

Original Loan-to-Value Ratios of the Group II Mortgage Loans(1)(2)

Original Loan-to-Value Ratio (%)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Mortgage Rate	Weighted Average Stated Remaining Term (months)	Weighted Average Original LTV	Non-Zero Weighted Average FICO
0.01- 49.99	22	$6,052,097.75	1.05%	7.461%	358	40.67%	600
50.00- 54.99	14	4,720,931.79	0.82	7.495	358	53.04	610
55.00- 59.99	24	8,437,766.56	1.46	7.729	356	58.09	598
60.00- 64.99	38	16,891,823.53	2.93	7.808	357	62.33	605
65.00- 69.99	72	29,206,999.80	5.07	7.882	357	67.16	591
70.00- 74.99	80	32,018,302.87	5.56	7.757	358	71.56	603
75.00- 79.99	114	43,735,041.78	7.59	7.953	358	76.86	604
80.00	479	133,881,729.58	23.24	8.146	358	80.00	632
80.01- 84.99	35	14,761,362.47	2.56	7.212	357	83.75	627
85.00- 89.99	122	48,252,805.23	8.38	7.975	357	86.37	624
90.00- 94.99	272	94,559,343.63	16.42	8.256	358	90.44	628
95.00- 99.99	219	60,203,669.00	10.45	8.768	358	95.17	625
100.00	547	83,246,953.96	14.45	9.345	358	100.00	661
Total	2,038	$575,968,827.95	100.00%	8.286%	358	83.99%	626
___________________
(1) The weighted average original loan-to-value ratio of the Group II Mortgage Loans as of the Cut-off Date was approximately 83.99%.
(2) For a description of the determination of loan-to-value ratio by the Originator see “The Originator and Sponsor” in this Exhibit 99.1.

Geographic Distribution of the Mortgaged Properties related to the Group II Mortgage Loans(1)

Location	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Mortgage Rate	Weighted Average Stated Remaining Term (months)	Weighted Average Original LTV	Non-Zero Weighted Average FICO
Alabama	10	$1,259,255.20	0.22%	8.681%	359	81.32%	595
Alaska	1	824,123.33	0.14	5.800	358	63.46	631
Arizona	75	16,642,244.94	2.89	8.475	358	85.29	627
Arkansas	1	143,633.12	0.02	6.849	357	80.00	698
California	396	184,406,704.53	32.02	7.714	358	86.25	638
Colorado	32	8,798,298.32	1.53	8.383	358	86.60	622
Connecticut	18	4,146,964.97	0.72	8.658	358	84.43	625
District of Columbia	3	1,257,198.93	0.22	8.422	358	79.54	586
Florida	305	65,513,449.91	11.37	8.690	357	80.73	626
Georgia	59	11,572,832.17	2.01	8.841	358	83.89	627
Hawaii	17	8,753,746.89	1.52	7.254	358	81.31	659
Idaho	12	3,069,490.33	0.53	8.559	358	80.20	594
Illinois	31	8,976,349.19	1.56	9.203	358	82.94	593
Indiana	13	1,619,166.99	0.28	9.819	359	94.82	656
Iowa	4	411,604.68	0.07	10.566	359	89.26	579
Kansas	5	696,092.67	0.12	10.125	358	94.89	616
Kentucky	11	2,118,535.99	0.37	8.142	359	86.15	612
Louisiana	15	2,874,652.04	0.50	8.802	358	90.55	604
Maine	15	2,282,786.12	0.40	8.610	359	79.94	617
Maryland	40	10,647,856.59	1.85	8.359	358	79.75	610
Massachusetts	52	22,217,819.09	3.86	8.294	358	80.24	623
Michigan	48	5,950,475.76	1.03	9.802	359	88.11	609
Minnesota	15	2,993,670.70	0.52	7.985	359	75.29	665
Mississippi	6	601,266.75	0.10	9.255	359	90.55	609
Missouri	20	2,043,436.56	0.35	9.982	351	86.20	615
Nebraska	1	171,000.00	0.03	8.875	360	90.00	643
Nevada	29	6,579,034.54	1.14	8.510	358	83.76	650
New Hampshire	11	2,582,049.07	0.45	7.688	358	76.40	658
New Jersey	69	25,799,961.08	4.48	8.651	358	82.18	614
New York	140	62,626,575.67	10.87	8.065	358	82.98	635
North Carolina	33	7,970,871.43	1.38	8.656	358	83.22	619
North Dakota	1	83,955.99	0.01	9.200	359	80.00	606
Ohio	36	3,961,213.75	0.69	9.658	358	87.32	617
Oklahoma	17	1,818,186.98	0.32	9.730	358	90.87	604
Oregon	23	7,484,177.55	1.30	8.072	358	79.03	608
Pennsylvania	52	8,150,713.65	1.42	8.699	357	84.35	608
Rhode Island	3	1,247,759.37	0.22	9.115	358	72.97	568
South Carolina	13	3,940,082.06	0.68	7.981	358	80.82	664
South Dakota	2	229,938.29	0.04	9.768	359	91.44	608
Tennessee	16	2,101,862.00	0.36	8.646	358	85.96	626
Texas	259	36,334,789.11	6.31	9.217	357	87.45	603
Utah	17	3,111,633.42	0.54	8.520	359	85.94	624
Vermont	5	1,125,413.57	0.20	8.413	358	86.09	592
Virginia	43	10,817,172.47	1.88	8.776	357	81.54	607
Washington	50	17,364,137.44	3.01	8.086	359	81.57	604
Wisconsin	9	1,241,164.85	0.22	9.251	358	88.15	603
Wyoming	5	1,405,479.89	0.24	9.470	359	81.08	620
Total	2,038	$575,968,827.95	100.00%	8.286%	358	83.99%	626
___________________
(1) The greatest ZIP Code geographic concentration of Group II Mortgage Loans was approximately 0.48% in the 92562 ZIP Code.

Documentation Levels of the Group II Mortgage Loans(1)

Documentation Level	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Mortgage Rate	Weighted Average Stated Remaining Term (months)	Weighted Average Original LTV	Non-Zero Weighted Average FICO
Full Documentation	1,159	$277,701,224.18	48.21%	8.238%	358	84.93%	615
Lite Documentation	109	28,192,586.46	4.89	8.549	358	85.29	622
No Documentation	120	20,358,887.54	3.53	8.855	358	84.20	709
Stated Income Documentation	650	249,716,129.77	43.36	8.263	358	82.77	633
Total	2,038	$575,968,827.95	100.00%	8.286%	358	83.99%	626
___________________
(1) For a description of each Documentation Level, see “The Originator and Sponsor” in this Exhibit 99.1.

Current Mortgage Rates of the Group II Mortgage Loans(1)

Current Mortgage Rate (%)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Mortgage Rate	Weighted Average Stated Remaining Term (months)	Weighted Average Original LTV	Non-Zero Weighted Average FICO
5.500-5.999	28	$15,449,760.90	2.68%	5.883%	359	76.07%	658
6.000-6.499	61	27,959,346.22	4.85	6.308	358	82.11	659
6.500-6.999	162	69,470,872.85	12.06	6.759	358	81.24	648
7.000-7.499	139	54,364,568.39	9.44	7.238	358	81.14	647
7.500-7.999	248	95,988,895.40	16.67	7.758	358	81.80	629
8.000-8.499	223	80,534,789.96	13.98	8.234	358	83.98	622
8.500-8.999	267	91,036,157.87	15.81	8.751	358	84.93	613
9.000-9.499	163	46,272,900.89	8.03	9.240	358	86.07	611
9.500-9.999	217	41,273,590.28	7.17	9.745	358	88.41	604
10.000-10.499	80	16,857,296.58	2.93	10.198	359	87.43	588
10.500-10.999	66	10,763,481.30	1.87	10.734	359	84.26	583
11.000-11.499	41	4,222,910.39	0.73	11.242	359	91.96	622
11.500-11.999	74	6,785,067.70	1.18	11.713	359	90.28	613
12.000-12.499	36	2,010,431.80	0.35	12.144	351	97.31	652
12.500-12.999	134	8,122,000.68	1.41	12.641	358	99.31	663
13.000-13.499	21	1,166,728.78	0.20	13.213	356	100.00	613
13.500-13.999	43	2,139,585.88	0.37	13.568	357	99.87	611
14.000-14.499	33	1,466,172.94	0.25	14.138	352	99.89	595
14.500-14.999	2	84,269.14	0.01	14.598	357	100.00	613
Total	2,038	$575,968,827.95	100.00%	8.286%	358	83.99%	626
___________________
(1) The weighted average current Mortgage Rate of the Group II Mortgage Loans as of the Cut-off Date was approximately 8.286% per annum.

Gross Margins of the Adjustable-Rate Group II Mortgage Loans(1)

Gross Margin (%)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Mortgage Rate	Weighted Average Stated Remaining Term (months)	Weighted Average Original LTV	Non-Zero Weighted Average FICO
2.500-2.999	64	$17,682,604.45	3.49%	7.771%	358	77.85%	709
3.000-3.499	2	444,524.01	0.09	7.022	358	80.00	741
3.500-3.999	2	367,586.32	0.07	7.583	358	80.00	699
4.000-4.499	3	974,050.00	0.19	7.091	359	78.35	672
4.500-4.999	2	824,920.15	0.16	7.702	357	87.69	637
5.000-5.499	31	8,697,156.69	1.72	8.566	358	85.31	624
5.500-5.999	180	81,351,223.85	16.06	7.534	357	79.11	620
6.000-6.499	1,099	367,868,663.43	72.61	8.218	358	85.25	625
6.500-6.999	50	18,699,074.10	3.69	9.059	358	77.55	570
7.000-7.499	24	7,297,304.70	1.44	9.317	357	79.16	589
7.500-7.999	4	1,670,717.18	0.33	8.819	356	80.93	553
8.000-8.499	1	746,885.14	0.15	9.490	357	85.00	611
Total	1,462	$506,624,710.02	100.00%	8.145%	358	83.61%	625
___________________
(1) The weighted average Gross Margin of the Adjustable-Rate Group II Mortgage Loans as of the Cut-off Date was approximately 5.891% per annum.

Month of Next Rate Adjustment for the Adjustable-Rate Group II Mortgage Loans(1)

Month of Next Rate Adjustment	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Mortgage Rate	Weighted Average Stated Remaining Term (months)	Weighted Average Original LTV	Non-Zero Weighted Average FICO
December 1, 2007	1	$158,027.58	0.03%	7.550%	344	88.89%	711
September 1, 2008	4	1,958,803.48	0.39	8.312	353	98.65	661
October 1, 2008	2	889,643.73	0.18	8.065	354	96.56	637
November 1, 2008	13	5,808,669.64	1.15	7.662	355	80.57	573
December 1, 2008	54	24,976,548.80	4.93	7.994	356	79.53	592
January 1, 2009	216	84,468,369.72	16.67	8.008	357	80.42	604
February 1, 2009	491	166,193,034.28	32.80	8.269	358	83.93	627
March 1, 2009	231	66,334,108.78	13.09	8.434	359	89.80	625
April 1, 2009	238	76,789,514.63	15.16	8.433	360	84.61	624
January 1, 2010	9	2,941,768.94	0.58	7.977	357	82.94	630
February 1, 2010	23	6,923,763.89	1.37	8.168	358	83.75	644
March 1, 2010	10	2,928,066.97	0.58	7.535	359	88.62	669
April 1, 2010	8	1,766,480.00	0.35	7.603	360	77.95	634
October 1, 2011	1	102,469.42	0.02	9.100	354	93.27	647
November 1, 2011	3	2,604,103.09	0.51	7.718	355	87.79	645
December 1, 2011	9	4,542,230.24	0.90	7.607	356	72.82	600
January 1, 2012	22	8,319,340.38	1.64	7.313	357	80.49	654
February 1, 2012	67	26,138,370.35	5.16	7.530	358	79.82	672
March 1, 2012	36	12,341,901.25	2.44	7.937	359	84.40	669
April 1, 2012	23	10,391,806.00	2.05	6.970	360	79.13	656
March 1, 2022	1	47,688.85	0.01	12.900	359	100.00	632
Total	1,462	$506,624,710.02	100.00%	8.145%	358	83.61%	625
___________________
(1) The weighted average time until the next Adjustment Date for the Adjustable-Rate Group II Mortgage Loans as of the Cut-off Date was approximately 27 months.

Maximum Mortgage Rates of the Adjustable-Rate Group II Mortgage Loans(1)

Maximum Mortgage Rate (%)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Mortgage Rate	Weighted Average Stated Remaining Term (months)	Weighted Average Original LTV	Non-Zero Weighted Average FICO
9.500-9.999	1	$827,103.09	0.16%	6.890%	355	85.00%	690
10.500-10.999	2	857,965.26	0.17	7.729	357	70.98	599
11.500-11.999	29	15,782,701.86	3.12	5.939	359	76.05	655
12.000-12.499	51	23,741,255.12	4.69	6.309	358	81.89	658
12.500-12.999	131	57,568,018.45	11.36	6.762	358	81.27	649
13.000-13.499	117	45,321,876.99	8.95	7.243	358	81.83	651
13.500-13.999	229	91,153,779.99	17.99	7.748	358	82.22	630
14.000-14.499	200	75,385,306.67	14.88	8.218	358	84.26	623
14.500-14.999	240	82,877,156.21	16.36	8.741	358	84.87	611
15.000-15.499	153	43,540,045.20	8.59	9.210	358	86.78	611
15.500-15.999	144	39,410,116.91	7.78	9.677	358	87.68	601
16.000-16.499	62	15,449,368.98	3.05	10.171	358	87.24	587
16.500-16.999	44	8,258,356.46	1.63	10.723	359	81.86	566
17.000-17.499	19	2,404,826.22	0.47	11.204	359	87.02	557
17.500-17.999	36	3,812,206.69	0.75	11.738	359	85.28	561
18.000-18.499	2	117,954.73	0.02	12.123	359	84.57	603
18.500-18.999	2	116,671.19	0.02	12.663	359	100.00	644
Total	1,462	$506,624,710.02	100.00%	8.145%	358	83.61%	625
___________________
(1) The weighted average Maximum Mortgage Rate of the Adjustable-Rate Group II Mortgage Loans as of the Cut-off Date was approximately 14.146% per annum.

Minimum Mortgage Rates of the Adjustable-Rate Group II Mortgage Loans(1)

Minimum Mortgage Rate (%)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Mortgage Rate	Weighted Average Stated Remaining Term (months)	Weighted Average Original LTV	Non-Zero Weighted Average FICO
2.500-2.999	63	$17,507,604.45	3.46%	7.753%	358	77.93%	708
3.000-3.499	2	444,524.01	0.09	7.022	358	80.00	741
3.500-3.999	2	367,586.32	0.07	7.583	358	80.00	699
4.000-4.499	3	974,050.00	0.19	7.091	359	78.35	672
4.500-4.999	1	190,154.49	0.04	8.375	358	80.00	684
5.000-5.499	26	7,314,102.31	1.44	8.753	358	85.41	623
5.500-5.999	153	68,552,439.45	13.53	7.463	357	77.73	622
6.000-6.499	1,059	356,444,749.08	70.36	8.209	358	85.33	626
6.500-6.999	50	19,404,688.76	3.83	8.768	358	76.05	575
7.000-7.499	24	7,789,361.06	1.54	8.732	357	77.03	606
7.500-7.999	18	7,027,534.60	1.39	7.820	356	86.75	619
8.000-8.499	15	8,428,822.70	1.66	8.315	356	87.92	623
8.500-8.999	19	6,538,957.88	1.29	8.712	357	85.50	582
9.000-9.499	10	2,478,163.21	0.49	9.357	357	83.68	594
9.500-9.999	9	2,084,326.94	0.41	9.650	359	89.24	618
10.000-10.499	6	848,502.72	0.17	10.175	357	83.16	549
10.500-10.999	2	229,142.04	0.05	10.585	356	77.62	579
Total	1,462	$506,624,710.02	100.00%	8.145%	358	83.61%	625
___________________
(1) The weighted average Minimum Mortgage Rate of the Adjustable-Rate Group II Mortgage Loans as of the Cut-off Date was approximately 6.036% per annum.

Initial Periodic Rate Caps of the Adjustable-Rate Group II Mortgage Loans(1)

Initial Periodic Rate Cap (%)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Mortgage Rate	Weighted Average Stated Remaining Term (months)	Weighted Average Original LTV	Non-Zero Weighted Average FICO
1.000	100	$33,697,342.85	6.65%	8.138%	360	81.85%	630
3.000	1,362	472,927,367.17	93.35	8.145	358	83.73	625
Total	1,462	$506,624,710.02	100.00%	8.145%	358	83.61%	625
___________________
(1) Relates solely to rate adjustments.

Subsequent Periodic Rate Caps of the Adjustable-Rate Group II Mortgage Loans(1)

Subsequent Periodic Rate Cap (%)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Mortgage Rate	Weighted Average Stated Remaining Term (months)	Weighted Average Original LTV	Non-Zero Weighted Average FICO
1.000	1,361	$472,771,915.36	93.32%	8.145%	358	83.73%	625
1.500	100	33,697,342.85	6.65	8.138	360	81.85	630
2.000	1	155,451.81	0.03	8.500	359	85.00	601
Total	1,462	$506,624,710.02	100.00%	8.145%	358	83.61%	625
___________________
(1) Relates to all rate adjustments subsequent to rate adjustments.

Credit Grade of the Group II Mortgage Loans

Credit Grade	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Mortgage Rate	Weighted Average Stated Remaining Term (months)	Weighted Average Original LTV	Non-Zero Weighted Average FICO
A	83	$30,339,692.16	5.27%	8.392%	358	76.09%	569
AA	164	60,054,080.62	10.43	8.455	358	81.89	597
AA+	1,520	434,462,315.62	75.43	8.172	358	85.45	633
AAA	178	26,340,134.93	4.57	8.711	358	82.69	708
B	62	19,741,679.66	3.43	9.139	358	76.04	565
C	24	3,837,654.72	0.67	9.555	359	70.07	551
CC	7	1,193,270.24	0.21	11.004	346	61.19	561
Total	2,038	$575,968,827.95	100.00%	8.286%	358	83.99%	626

Product Type of the Group II Mortgage Loans

Product	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Mortgage Rate	Weighted Average Stated Remaining Term (months)	Weighted Average Original LTV	Non-Zero Weighted Average FICO
15/15 6 Month LIBOR	1	$47,688.85	0.01%	12.900%	359	100.00%	632
2/28 6 Month LIBOR	631	170,505,789.96	29.60	8.776	358	81.90	599
2/28 6 Month LIBOR 40/30 Balloon	294	121,763,119.72	21.14	8.155	358	83.84	615
2/28 6 Month LIBOR 50/30 Balloon	88	33,100,348.06	5.75	8.028	359	88.67	647
2/28 6 Month LIBOR IO	237	102,207,462.90	17.75	7.548	358	86.43	648
3/27 6 Month LIBOR	19	4,861,768.54	0.84	8.634	358	83.63	609
3/27 6 Month LIBOR 40/30 Balloon	11	3,993,668.72	0.69	7.951	358	86.64	638
3/27 6 Month LIBOR 50/30 Balloon	4	1,320,854.54	0.23	6.508	360	77.83	646
3/27 6 Month LIBOR IO	16	4,383,788.00	0.76	7.570	358	83.41	690
5/25 6 Month LIBOR	48	15,356,434.12	2.67	8.183	358	81.25	647
5/25 6 Month LIBOR 40/30 Balloon	22	9,004,341.82	1.56	7.354	357	79.09	631
5/25 6 Month LIBOR 50/30 Balloon	7	4,036,119.03	0.70	6.676	360	78.25	658
5/25 6 Month LIBOR IO	84	36,043,325.76	6.26	7.346	358	80.83	673
Fixed Rate 15 Year	4	349,576.07	0.06	9.184	178	76.51	602
Fixed Rate 15 Year Rate Reduction	1	79,685.17	0.01	12.200	178	58.82	585
Fixed Rate 20 Year	4	405,457.95	0.07	9.019	239	73.85	639
Fixed Rate 30 Year	515	47,864,944.21	8.31	10.055	358	88.29	637
Fixed Rate 30 Year IO	14	6,708,528.41	1.16	7.248	358	84.10	664
Fixed Rate 30 Year Rate Reduction	1	88,345.07	0.02	11.650	358	65.00	687
Fixed Rate 40/30 Balloon	30	10,240,824.95	1.78	7.731	358	82.23	624
Fixed Rate 50/30 Balloon	7	3,606,756.10	0.63	7.818	359	88.18	645
Total	2,038	$575,968,827.95	100.00%	8.286%	358	83.99%	626

Historical Delinquency of the Group II Mortgage Loans Since Origination

Historical Delinquency	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Mortgage Rate	Weighted Average Stated Remaining Term (months)	Weighted Average Original LTV	Non-Zero Weighted Average FICO
30 - 59 Days (times)
0	2,037	$575,940,938.93	100.00%	8.286%	358	83.99%	626
1	1	27,889.02	0.00	9.990	355	100.00	606
Total	2,038	$575,968,827.95	100.00%	8.286%	358	83.99%	626

60 - 89 Days (times)
0	2,038	$575,968,827.95	100.00%	8.286%	358	83.99%	626
Total	2,038	$575,968,827.95	100.00%	8.286%	358	83.99%	626

90 - 119 Days (times)
0	2,038	$575,968,827.95	100.00%	8.286%	358	83.99%	626
Total	2,038	$575,968,827.95	100.00%	8.286%	358	83.99%	626

120+ Days (times)
0	2,038	$575,968,827.95	100.00%	8.286%	358	83.99%	626
Total	2,038	$575,968,827.95	100.00%	8.286%	358	83.99%	626